UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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TRIAD GUARANTY INC.
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TRIAD GUARANTY INC.
101 South Stratford Road
Winston-Salem, North Carolina 27104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 19, 2011

To the Stockholders of TRIAD GUARANTY INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Triad Guaranty Inc. will be held at our principal executive offices, 101 South Stratford Road, Winston-Salem, North Carolina, on Thursday, May 19, 2011, at 10:00 a.m. Eastern Daylight Time, for the purpose of considering and acting upon the following matters:

1.
To elect the five directors named in the accompanying proxy statement to serve until our next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal;

2.
To amend our certificate of incorporation to establish restrictions on the transfer of our common stock to avoid an “ownership change” under Section 382 of the Internal Revenue Code of 1986, as amended, and thereby help preserve certain tax benefits;

3.	To approve the Triad Guaranty Inc. Tax Benefits Preservation Plan, as adopted by the Board of Directors on September 13, 2010;

4.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2011; and

5.	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Stockholders of record as of the close of business on March 31, 2011 shall be entitled to notice of and to vote at the meeting.  The transfer books will not be closed.  For ten days prior to the meeting, a list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, at our principal executive offices, 101 South Stratford Road, Winston-Salem, North Carolina 27104.  Stockholders who do not expect to attend the meeting in person are urged to execute and return the accompanying proxy card or voting instruction form in the enclosed envelope.  You may be eligible to vote your shares on the Internet or by using a toll-free telephone number (see the proxy card or voting instruction form that you receive for complete instructions).

By Order of the Board of Directors

/s/ Earl F. Wall
Earl F. Wall
Secretary

Winston-Salem, North Carolina
April 15, 2011

PROXY STATEMENT
TRIAD GUARANTY INC.
ANNUAL MEETING OF STOCKHOLDERS
May 19, 2011

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 19, 2011:

The notice of 2011 annual meeting of stockholders, proxy statement, form of proxy and our
2010 annual report are available at:

http://phx.corporate-ir.net/phoenix.zhtml?c=106599&p=irol-proxy

GENERAL INFORMATION

This proxy statement is being furnished to the stockholders of Triad Guaranty Inc. (“TGI” or the “Company”), a Delaware corporation, 101 South Stratford Road, Winston-Salem, North Carolina 27104, in connection with the solicitation of proxies on behalf of its Board of Directors for use at the annual meeting of stockholders to be held at our principal executive offices on Thursday, May 19, 2011, at 10:00 a.m. Eastern Daylight Time, and at any adjournments or postponements thereof.  The approximate date on which this proxy statement and the accompanying proxy are first being sent to stockholders is April 15, 2011.  If you need directions to the location for our 2011 Annual Meeting of Stockholders, please contact Mr. William Clayton at 336.723.1282, extension 1158.

The accompanying proxy may be used if a stockholder either will be unable to attend in person or will attend but wishes to vote by proxy.  “Registered” holders who have shares registered in the owner’s name through our transfer agent may vote by (i) returning a properly completed proxy card in the enclosed postage-paid envelope, (ii) accessing the Internet website identified on the proxy card and following the steps outlined on the secured website, or (iii) calling the toll-free telephone number identified on the proxy card within the United States, Canada and Puerto Rico.  For shares held in “street name,” that is, shares held in the name of a brokerage firm, bank or other nominee, a voting instruction form should be received from that nominee by mail in lieu of a proxy card.  “Street name” holders of our shares may vote by (i) returning a completed voting instruction form in the enclosed postage-paid envelope, (ii) accessing the Internet website if one is identified on the voting instruction form, or (iii) calling the telephone number if one is identified on the voting instruction form.  The availability of telephone and Internet voting for “street name” holders will depend on the voting processes of the respective brokerage firm, bank or other nominee holder of record.  Therefore, we recommend that you follow the voting instructions in the materials that you personally receive.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Daylight Time, on May 18, 2011.  The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

The proxy is revocable at any time before it is voted by a subsequently dated proxy, which may be provided by (i) written notification to the persons named therein as proxies that is mailed or delivered to us at the above address, (ii) if available, subsequently voting on the Internet or telephone, or (iii) physically attending the meeting and voting in person.  All shares represented by effective proxies will be voted at the meeting and at any adjournments thereof.

Proxies properly submitted by mail, the Internet or the telephone will be voted by the individuals named on the proxy card in the manner you indicate.  If no specification is made, the proxy will be voted by the persons named therein as proxies FOR the election as directors of the nominees named below (or substitutes thereof, if any nominees are unable or refuse to serve), FOR the amendment to the Triad Guaranty Inc. certificate of incorporation, FOR the approval of the Tax Benefits Preservation Plan approved by the Board of Directors on September 13, 2010, FOR ratification of the appointment of Ernst & Young LLP (“E&Y”) as our independent registered public accounting firm for 2011, and in their discretion upon such matters not presently known or determined that may properly come before the meeting.  With respect to the election of directors, a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election are required for the election of a director.  Approval of the Tax Benefits Preservation Plan, amendment to the certificate of incorporation and ratification of the appointment of E&Y requires a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal to vote in favor of the proposal.

We have one class of stock outstanding, common stock, par value $0.01 per share.  On our record date of March 31, 2011, 15,258,128 shares of our common stock were outstanding and entitled to one vote each on all matters to be considered at the meeting.  Stockholders of record as of the close of business on March 31, 2011 are entitled to notice of and to vote at the meeting.  There are no cumulative voting rights with respect to the election of directors.

The holders of a majority of our common stock issued and outstanding on the record date, March 31, 2011, present in person or represented by proxy at the annual meeting, will constitute a quorum for the meeting.  Inspector(s) of election will be appointed to tabulate the number of shares of common stock represented at the meeting in person or by proxy to determine whether or not a quorum is present and to count all votes cast at the meeting.  Brokers that are members of certain securities exchanges that hold shares of our common stock in street name on behalf of beneficial owners have authority to vote on certain items when they have not received instructions from beneficial owners.  Under the applicable rules governing these brokers, the proposal to ratify the appointment of the independent registered public accounting firm is considered a “discretionary” item.  This means that brokers may vote in their discretion on this proposal on behalf of beneficial owners who have not furnished voting instructions.  In contrast, the proposals to elect directors, amend our certificate of incorporation and approve the Tax Benefits Preservation Plan are considered “non-discretionary” items, and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to any of these proposals.  Therefore, brokers that have not received voting instructions from beneficial owners with respect to the proposals to elect directors, approve the Tax Benefits Preservation Plan and amend our certificate of incorporation will be unable to cast a vote on these proposals on behalf of such beneficial owners.

The inspector(s) of election will treat abstentions and broker non-votes, if any, as shares that are present and entitled to vote for purposes of determining whether there is a quorum for the meeting.  With respect to the tabulation of votes cast on any of the proposals presented to the stockholders at the meeting, abstentions will be considered as present and entitled to vote with respect to each specific proposal and will have the effect of a vote against the proposal.  Broker non-votes may occur with respect to the proposals to elect directors, approve the Tax Benefits Preservation Plan and amend our certificate of incorporation.  Broker non-votes are not considered present and entitled to vote on a specific proposal, and thus will not be counted as a vote in favor of or a vote against the proposals to elect directors, approve the Tax Benefits Preservation Plan and amend our certificate of incorporation and will have no effect on the outcome of the vote on any of these proposals.  Shares for which authority to vote for a particular nominee for election as a director is withheld will not be counted as votes for the election of that nominee.

PRINCIPAL HOLDERS OF COMMON STOCK

The following table shows, with respect to each person who is known to be the beneficial owner of more than 5% of our common stock: (i) the total number of shares of common stock beneficially owned as of March 31, 2011, unless otherwise indicated; and (ii) the percentage of our common stock so owned as of that date:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock
Collateral Holdings, Ltd. and affiliates (2)(3)	2,572,550	16.9%
Garrett R. Meyers (4)	1,433,347	9.4%

The following table shows, with respect to each director and nominee for director, each executive officer identified in the Summary Compensation Table included in this proxy statement, and all directors and executive officers as a group: (i) the total number of shares of common stock beneficially owned as of March 31, 2011; and (ii) the percentage of our common stock so owned as of that date. Except as indicated in the footnotes to this table and under applicable community property laws, each stockholder named in the table has sole voting and dispositive power with respect to the shares set forth opposite the stockholder’s name. Unless otherwise indicated, the address for each of our directors and executive officers is c/o Triad Guaranty Inc., 101 South Stratford Road, Winston-Salem, North Carolina 27104:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Common Stock
Robert T. David (5)	34,421	(8)	*
H. Lee Durham, Jr.	24,919		*
Shirley A. Gaddy	33,077	(8)	*
Stephen J. Haferman (6)	28,216		*
Deane W. Hall	16,875		*
Kenneth W. Jones	29,818	(8)	*
William T. Ratliff, III (7)	3,218,953	(8)(9)	21.3%
Earl F. Wall	132,810	(8)	*
David W. Whitehurst	46,277	(8)	*
All directors and executive officers as a group (10 persons)	3,580,323		23.5%

*	Less than one percent (1%).

(1)
Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934.  In accordance with Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within sixty (60) days of March 31, 2011 are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by any other person.

(2)
Collat, Inc. is the general partner of Collateral Holdings, Ltd. and as such may be deemed to be the beneficial owner of the shares of common stock owned by Collateral Holdings, Ltd.  Mr. William T. Ratliff, III is the president and a director of Collat, Inc. and beneficially owns 50.2% of the outstanding voting capital stock of Collat, Inc.  Accordingly, Mr. Ratliff, III may be deemed to be the beneficial owner of the shares of common stock owned by Collateral Holdings, Ltd.  The business address of Mr. Ratliff, III, Collateral Holdings, Ltd. and Collat, Inc. is 1900 Crestwood Boulevard, Birmingham, Alabama 35210.  Mr. Ratliff, III is the son of Mr. William T. Ratliff, Jr.

(3)
Based in part on a Schedule 13G/A jointly filed by Collateral Holdings, Ltd., Collat, Inc., Mr. Ratliff, Jr. and Mr. Ratliff, III with the Securities and Exchange Commission (the “SEC”) on February 14, 2011, reporting shared power of Collateral Holdings, Ltd. to vote or direct the vote of and dispose or direct the disposition of 2,572,550 shares; shared power of Collat, Inc. to vote or direct the vote of and dispose or direct the disposition of 2,572,550 shares; sole power of Mr. Ratliff, Jr. to vote or direct the vote of and dispose or direct the disposition of 93,392 shares and shared power of Mr. Ratliff, Jr. to vote or direct the vote of and dispose or direct the disposition of 2,572,550 shares; and sole power of Mr. Ratliff, III to vote or direct the vote of and dispose or direct the disposition of 303,876 shares and shared power of Mr. Ratliff, III to vote or direct the vote of and dispose or direct the disposition of 2,819,068 shares.  The aggregate amount of shares owned by Mr. Ratliff, III includes 2,572,550 shares held of record by Collateral Holdings, Ltd., 2,617 shares held of record by his wife, 7,077 shares held of record in trusts for his minor children (with respect to which Mr. Ratliff disclaims beneficial ownership), 11,760 shares which he could acquire through the exercise of stock options, 74,555 shares held through RaS II, Ltd., a family limited partnership, and 246,518 shares as one of five trustees for a Grandchildren's Trust (with respect to which Mr. Ratliff disclaims beneficial ownership).

(4)
Based upon the non-objecting beneficial owner (“NOBO”) list obtained from our stock transfer agent, Computershare, as of March 9, 2011.  The NOBO list provides information regarding non-objecting stockholders, which are commonly referred to as “street name” stockholders, that hold shares of our common stock in book entry form at the Depository Trust Company in the name of Cede & Co.  The aggregate amount of shares includes 1,327,000 shares held individually by Mr. Meyers and 106,347 shares held in an IRA account FBO his wife, Jennifer A. Johnston (Pershing LLC as Custodian).  Pursuant to a letter agreement dated as of March 31, 2011, Mr. Meyers and Ms. Johnston have irrevocably agreed to divest 62,500 shares no later than April 29, 2011.

(5)	Mr. David served on our Board of Directors until our 2010 Annual Meeting of Stockholders on May, 13, 2010.

(6)
Mr. Haferman’s position was eliminated effective May 31, 2010 as part of our continuing efforts to consolidate functions in order to reduce costs and expenses during our run-off. Mr. Haferman’s departure was treated as an “involuntary termination without cause”.  As such, Mr. Haferman received  severance and retention benefits as well as accelerated vesting of  his previously  granted but unvested restricted stock and phantom stock.

(7)
Mr. Ratliff, III is president and a director of Collat, Inc., the general partner of Collateral Holdings, Ltd., and beneficially owns 50.2% of the outstanding voting capital stock of Collat, Inc.  Accordingly, Mr. Ratliff, III may be deemed to be the beneficial owner of the shares of common stock owned by Collateral Holdings, Ltd. The business address of Mr. Ratliff, III is 1900 Crestwood Boulevard, Birmingham, Alabama 35210. Mr. Ratliff, III is the son of Mr. Ratliff, Jr.  None of our other directors or executive officers beneficially owns any partnership interests in Collateral Holdings, Ltd.

(8)
Includes shares issuable upon exercise of options that are exercisable currently or within 60 days of March 31, 2011 as follows:  Mr. David, 1,680 shares; Ms. Gaddy, 8,320 shares; Mr. Jones, 2,700 shares; Mr. Ratliff, III, 11,760 shares; Mr. Wall, 5,197 shares; Mr. Whitehurst, 3,960 shares; and all directors and executive officers as a group, 33,617 shares.

(9)
Includes 2,617 shares owned by Mr. Ratliff, III’s wife; 7,077 shares held of record in trusts for his minor children; 74,555 shares held through RaS II, Ltd., a family limited partnership; and 246,518 shares held by Mr. Ratliff, III as one of five trustees for a Grandchildren's Trust (with respect to which Mr. Ratliff disclaims beneficial ownership).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC.  These persons are required to provide us with copies of all such reports that they file.  Based solely on our review of copies of these reports filed with the SEC since January 1, 2010 and on written representations from our executive officers and directors, we believe that all persons subject to the reporting requirements of Section 16(a) filed the reports that were required to be filed in 2010 on a timely basis.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees and Directors

At the meeting, the five nominees identified below have been nominated to serve as directors until the next annual meeting of stockholders and until their successors are duly elected and qualified.  All of the nominees presently serve as our directors.  Each of the five nominees who are standing for re-election was elected to serve by the stockholders at our last regularly scheduled annual meeting.

The affirmative vote of the holders of a plurality of the shares of common stock represented in person or by proxy at the annual meeting of stockholders and entitled to vote on the election is required to elect directors.  It is intended that, in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxies for the election of such nominees.  Should any of the nominees become unable or unwilling to serve, if elected, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees.  However, we know of no reason to anticipate such an occurrence.  All of the nominees identified below have consented to be named as nominees and to serve as directors if elected.

The following persons are nominees for election as directors of the Company:

H. Lee Durham, Jr.	Age — 63	Director since — 2006

Mr. Durham served as a partner at PricewaterhouseCoopers LLP from 1990 until his retirement in 2002, during which time he served as National Assurance Leader of the firm’s Middle Market practice, Southeast Leader of the Middle Market practice and Managing Partner of the Charlotte office, the Raleigh office and the Carolinas practice.  From 1980 to 1990 he served as the Managing Partner of Durham, Martin, Jenkins & Co., a firm that he founded and grew until it was merged into Coopers & Lybrand.  He served in a number of staff positions, including Senior Manager, with KPMG LLP (formerly Peat, Marwick, Mitchell & Co.) from 1970 to 1980.  Mr. Durham currently serves as Chairman of our Board’s Corporate Governance and Nominating Committee and as our Lead Independent Director.  He also serves on our Board’s Audit Committee and Compensation Committee and has been designated by our Board as one of our Audit Committee financial experts. Since 2003, Mr. Durham also has served on the board of directors of First Citizens BancShares, Inc., a publicly-traded bank holding company.  He currently serves as Chairman of the First Citizens Audit and Compliance Committee and is a member of the First Citizens Executive Committee.

The Board determined that Mr. Durham should be nominated for election as a director due to his experience and qualifications described above, which include the expertise gained during a 32-year public accounting career, as well as his service in numerous leadership roles in both the accounting, public company and non-profit sectors.  A significant portion of his accounting career was focused on representing financial institutions and SEC-reporting clients, and he also served as an instructor at many financial institution continuing education programs and on the board or advisory board of numerous not-for-profit organizations.  Mr. Durham draws on the skills and knowledge gained during these engagements when working with our management and the other members of our Board, and his wide range of substantive expertise and leadership experience makes him a valuable member of our Board.

Deane W. Hall	Age — 61	Director since — 2009

Mr. Hall has worked in the mortgage industry for over 35 years, during which time he served as regional manager for a mortgage insurance company, held senior regional positions with the Federal National Mortgage Association (Fannie Mae), and served in senior management positions in mortgage banking.  He retired from JPMorganChase in April 2006 after serving in a number of senior management roles, most recently as executive vice president, during his 17 years with its mortgage subsidiary, Chase Home Finance.  During his employment with Chase Home Finance he assumed both origination and risk management responsibilities, and from 1999 through 2005 he served as Senior Executive for all prime mortgage third-party originations for Chase Home Finance, where his responsibilities included sales, operations, pricing and finance, and third-party risk management.  He also served as a member of the Chase Home Finance board of directors.  In addition, from July 1998 to June 2004 Mr. Hall served on the board of directors of Mortgage Electronic Registration System ("MERS"), an industry utility owned by industry participants, where he served on the Finance Committee and Compensation Committee.  Mr. Hall currently serves as Chairman of our Board’s Compensation Committee and also serves as a member of our Board’s Audit Committee and Corporate Governance and Nominating Committee.  From 1996 to 2010, Mr. Hall also served on the board of directors of The CSI Companies, Inc., a nationwide staffing company.  The Board determined that Mr. Hall should be nominated for election as a director due to his experience and qualifications described above.  His significant industry expertise and skills gained through his years of service in the mortgage industry is invaluable to our Board.

Kenneth W. Jones	Age — 53	Director since — 2010

Kenneth W. Jones has served as our President and Chief Executive Officer since October 2008, and also serves as our principal financial officer.  Prior to his current position, Mr. Jones served as our Senior Vice President and Chief Financial Officer from April 2006 to October 2008.  Mr. Jones has over 25 years of experience in the financial management of companies.  Prior to joining Triad, he served as a vice president with IBM Insurance Services from January 2005 to April 2005 and was employed by RBC Liberty Insurance Corporation, where he served as Senior Vice President and Chief Financial Officer, from November 2000 to December 2004.  During the period from May 2005 to March 2006, Mr. Jones transitioned his family from South Carolina to North Carolina prior to joining us in April 2006.  Previously, Mr. Jones was associated with The Liberty Corporation, where he held a number of management positions, most recently Vice President, Controller and Acting Chief Financial Officer.  Before joining The Liberty Corporation, Mr. Jones was employed by Ernst & Young LLP for 14 years.  The Board determined that Mr. Jones should be nominated for election as a director due to his position as our Chief Executive Officer and his performance in that position, his experience and qualifications described above and his experience as an executive of SEC reporting companies (or divisions thereof) over the past 15 years, including assuming lead roles in numerous acquisitions and divestitures and other strategic transactions.

William T. Ratliff, III	Age — 57	Director since — 1993

Mr. Ratliff, III has served as our Chairman of the Board since 1993 and served as our Chief Executive Officer and President from July 2008 to October 2008.  He served as one of our executive officers from October 2008 until March 2009.  Mr. Ratliff, III was Chairman of the Board of Triad Guaranty Insurance Corporation (“Triad”) from 1989 to 2005 and from August 1, 2008 to the present, President and CEO of Triad from August 11, 2008 to October 22, 2008, and President of Collateral Investment Corp. (“CIC”), an insurance holding company, from 1990 to 2005.  Mr. Ratliff, III has served as President of Collat, Inc. since 1995 and as a director since 1987.  Collat, Inc. is the general partner of Collateral Holdings, Ltd., a closely-held investment partnership.  Mr. Ratliff, III was Chairman of the Board of Directors of New South Federal Savings Bank (“New South”) from 1986 to December 2009, served as President and Chief Executive Officer of New South from January 2006 to September 2006 and from July 2009 to December 2009, served as President of New South Bancshares, Inc., New South’s parent company (“New South Bancshares”), from 1994 to December 2009, and has served as a director of New South Bancshares since 1994.  Like approximately 350 other financial institutions since January 2008, New South was placed into receivership by the Federal Deposit Insurance Corporation (“FDIC”) on December 18, 2009.  In January 2010, Mr. Ratliff, like numerous officers and directors of other failed financial institutions, was one of 15 individuals who received a notice issued by the FDIC, as receiver of New South, of potential claims against former officers and directors of New South.  To date, no formal proceeding has been instituted by the FDIC against Mr. Ratliff or the other former officers and directors of New South.  If such a claim is brought by the FDIC, Mr. Ratliff has indicated his intention to vigorously defend himself against any such claim.

The Board determined that Mr. Ratliff should be nominated for election as a director due to his experience and qualifications described above as well as his broad experience in building and managing financial services businesses, particularly in the mortgage sector.  Mr. Ratliff also brings a valuable perspective to the Board given his significant ownership in our common stock, both directly and through his affiliation with Collateral Holdings, Ltd., and his long service on our Board.  In addition, during his career he has developed a deep knowledge of the mortgage markets, particularly with respect to our key customers (including the GSEs), which makes him an important and valued member of our Board.

David W. Whitehurst	Age — 61	Director since — 1993

Mr. Whitehurst is the owner of DW Investments, LLC, a real estate and investment holding company, and DW Cleaners LLC d/b/a Champion Cleaners, a dry cleaning business in Birmingham, Alabama.  He was Executive Vice President and Chief Operating Officer of CIC from 1995 to 2002 and served as a director of New South from 1989 to 2001.  Mr. Whitehurst currently serves as Chairman of our Board’s Audit Committee and as a member of our Board’s Compensation Committee and Corporate Governance and Nominating Committee.  He has also been designated by our Board as one of our Audit Committee financial experts.  The Board determined that Mr. Whitehurst should be nominated for election as a director due to his experience and qualifications described above as well as the skills and expertise gained through his ten years with E&Y from 1971 to 1981, where he served as a Senior Manager, and eight years as Vice President and Controller with Protective Life Corporation from 1981 to 1989.  In addition, the deep knowledge of us that he gained as our executive vice president, chief financial officer, secretary and treasurer at various times from 1993 to 1998 allows him to offer unique insights and solutions regarding our business and our history, making him a critical asset to our Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE

The Board of Directors

Our business and affairs are managed under the direction of the Board of Directors.  Although our common stock is no longer listed on The NASDAQ Stock Market LLC (“Nasdaq”), our Board of Directors uses the definition of “independent director” as defined by Nasdaq listing standards when determining whether members of the Board are independent.  The Board has determined that each of Messrs. Durham, Hall and Whitehurst is an “independent director” as that term is defined by Nasdaq.  Robert T. David, one of our former directors who did not stand for re-election at our 2010 Annual Meeting of Stockholders in May 2010, also was previously determined to be an independent director under applicable Nasdaq listing standards.  In making these determinations, the Board relied on the information provided by the directors and our management with regard to each director’s business and personal activities as they may relate to us and our management.

During 2010, the Board of Directors met 12 times.  No director attended fewer than 75% of the aggregate number of meetings of the Board and the committees on which he served.

Corporate Governance Guidelines

The Board has implemented written Corporate Governance Guidelines designed to assist the Board in fulfilling its duties and responsibilities.  The Corporate Governance Guidelines address a number of matters, including Board functions and membership criteria, categorical standards for determining director independence, Board and committee meetings, age limits, executive sessions, director compensation, director orientation and education, management succession planning, and other corporate governance items.  These Corporate Governance Guidelines (including the categorical standards for determining director independence, which are set forth as Annex A thereto) are available on our website at:  http://www.triadguaranty.com/pdf/CorporateGovernanceGuidelines.pdf.

Board Committees

The Board of Directors currently has three active standing committees -- the Audit Committee, the Corporate Governance and Nominating Committee, and the Compensation Committee.

Audit Committee

The Audit Committee, which is a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, appoints our independent registered public accounting firm.  The Audit Committee also reviews the scope of the annual audit, our annual and quarterly financial statements and the auditor’s report thereon and the auditor’s comments relative to the adequacy of our system of internal controls and accounting systems.  In addition, the Audit Committee oversees our internal audit function.  The Audit Committee acts pursuant to the Audit Committee charter, a copy of which is available on our website at:  http://www.triadguaranty.com/pdf/Audit%20Committee%20Charter1.pdf. The Audit Committee reviews and reassesses the adequacy of the Audit Committee charter on an annual basis.  The Audit Committee, which is currently composed of Messrs. Whitehurst (Chairman), Durham and Hall, met nine times in 2010.

The Board of Directors has determined that each of Mr. Whitehurst and Mr. Durham is an “audit committee financial expert” as defined in the Sarbanes-Oxley Act of 2002 and the applicable rules and regulations of the SEC.  The Board has also determined that all of the members of the Audit Committee:  (i) are independent under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, (ii) have not participated in the preparation of our financial statements or those of any current subsidiary during the past three years, and (iii) are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.  Although our common stock is no longer listed on Nasdaq, the Board has determined that each member of the Audit Committee is independent under the applicable Nasdaq listing standards.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee (the “Nominating Committee”) makes recommendations to the Board regarding corporate governance matters and oversees director nominations.  Among other corporate governance responsibilities, the Nominating Committee (i) reviews and assesses the adequacy of our Corporate Governance Guidelines, and (ii) leads the Board in its periodic evaluation of the Board and its committees.  In carrying out its director nomination responsibilities, the Nominating Committee’s role is to identify and recommend the slate of director nominees for election to our Board of Directors, identify and recommend candidates to fill vacancies occurring between annual meetings of stockholders, and identify and recommend Board members for service on committees of the Board.  The Nominating Committee acts pursuant to the Nominating Committee charter, a copy of which is available on our website at:  http://www.triadguaranty.com/pdf/Triad%20Corporate%20Governance%20and%20Nominating%20Committee%20Charter1.pdf. The Nominating Committee reviews and reassesses the adequacy of the Nominating Committee charter on an annual basis. The Nominating Committee is composed of Messrs. Durham (Chairman), Hall and Whitehurst.  Mr. David served on the Nominating Committee until May 13, 2010.  The Board has determined that each member of the Nominating Committee is independent under the applicable Nasdaq listing standards.  The Nominating Committee met four times in 2010.

One of the principal functions of the Nominating Committee is the oversight of the process for nominating candidates to stand for election to the Board, as described below:

•
Operation of the Nominating Committee.  Nominations for director submitted to the Nominating Committee by stockholders, other directors or management are evaluated according to the nominee’s knowledge, experience and background.  While the Nominating Committee does not have any specific minimum qualifications for director candidates, the Nominating Committee may take into consideration such factors and criteria as it deems appropriate and as set forth in our Corporate Governance Guidelines when evaluating a candidate, including his or her judgment, skill, integrity, and business or other experience.  Although we do not have a formal policy regarding diversity in the nomination process, the Nominating Committee’s charter states that the Nominating Committee may consider a candidate’s diversity as one of the factors and criteria in identifying and evaluating director nominees.

•
The process for identifying and evaluating candidates. The Nominating Committee is responsible for identifying and evaluating candidates for Board membership and selecting or recommending to the Board nominees to stand for election.  Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, stockholders or other persons.  The Nominating Committee charter provides that the Nominating Committee will consider candidates recommended by stockholders or members of the Board or by management.  The Nominating Committee evaluates all candidates selected for consideration, including incumbent directors, based on the same criteria as described above.  All candidates who, after evaluation, are then recommended by the Nominating Committee and approved by the Board, are included in our recommended slate of director nominees in our proxy statement.

•
General Nomination Right of All Stockholders.  Our Certificate of Incorporation and Corporate Governance Guidelines establish procedures, including advance notice procedures, with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors.  Director nominations by stockholders must be in writing addressed to our Secretary at our principal executive offices.  Such notice must be delivered or mailed and received by the Secretary at least 60 days and not more than 90 days prior to the date of the meeting, except that if public disclosure of the date of the meeting is given less than 70 days prior to the meeting, notice by the stockholder will be considered timely if received by the Secretary by the close of business on the 10th day after public disclosure of the date of the meeting.  Such notice must set forth all information with respect to each such nominee as required by the federal proxy rules, our Certificate of Incorporation and our Corporate Governance Guidelines. Such notice must, among other things, be accompanied by a signed statement of such nominee consenting to be a nominee and a director, if elected.

Compensation Committee

The Compensation Committee evaluates and approves management’s recommendations and establishes salaries and other compensation for our executive officers, including bonuses, equity grants and other incentive programs. The Compensation Committee also administers our 2006 Long-Term Stock Incentive Plan (the “2006 Plan”) and our Executive Compensation Program, which is described in more detail in the “Executive Compensation” section of this proxy statement.  The Compensation Committee, which is composed of Messrs. Hall (Chairman), Durham and Whitehurst (elected to serve on this Committee effective May 13, 2010) met four times in 2010.  Mr. David also served as a member of this Committee until May 13, 2010.  The Board has determined that each member of the Compensation Committee is independent under the applicable Nasdaq listing standards.

The authority and responsibilities of the Compensation Committee are set forth in its charter, a copy of which is available on our website at:  http://www.triadguaranty.com/pdf/Triad%20Compensation%20Committee%20Charter1.pdf. Although the Compensation Committee may delegate authority to one or more members of the Committee as deemed necessary to fulfill its responsibilities, no such authority was delegated in 2010. The Compensation Committee reviews and reassesses the adequacy of the Compensation Committee charter on an annual basis.  Among other items, the Compensation Committee is charged with:

•	Reviewing our overall compensation philosophy and program;

•	Reviewing goals and objectives relevant to the compensation of the President and Chief Executive Officer and our other executive officers and setting their compensation;

•	Evaluating the aggregate compensation of all executive officers in light of our performance;

•	Making recommendations to the Board with respect to the approval, adoption and amendment of cash and equity-based incentive compensation plans and administering those plans;

•	Approving all grants of equity-based awards, subject to the terms and conditions of the applicable plans;

•	Reviewing and approving employment agreements, severance agreements, change in control agreements or other material compensatory agreements with executive officers; and

•	Making recommendations to the Board with respect to the compensation of directors.

The Compensation Committee has the authority to retain independent legal counsel or other advisors, including compensation consultants, as it determines is necessary in order to fully and properly discharge its responsibilities.  During 2010, the Compensation Committee did not engage any compensation consultants or independent legal counsel.  The President and Chief Executive Officer is responsible for making compensation recommendations to the Compensation Committee for each of our executive officers, other than himself.

 Board Leadership Structure

The Board believes that the advisability of having a separate or combined Chairman and Chief Executive Officer is dependent upon the strengths of the individuals that hold these positions and the most effective means of leveraging these strengths.  At this time, given the composition of our Board, the effective interaction between Mr. Ratliff, as Chairman, and Mr. Jones, as Chief Executive Officer, and the current challenges we face as a company in run-off, the Board believes that separating the Chairman and Chief Executive Officer positions, and continuing to appoint a Lead Independent Director (as further described below), is the appropriate leadership structure for us and provides the right foundation to pursue our strategic objectives, while maintaining effective oversight and objective evaluation of our performance.  The Board has determined that Mr. Ratliff’s prior service as an executive officer and longstanding service as a member of the Board provide him the familiarity with us, our businesses, operations and stockholders to carry out the Chairman’s responsibilities effectively and to provide leadership to the Board.  Since October 2008, Mr. Jones, as Chief Executive Officer, has been responsible for the general supervision, direction and control of our business and affairs.  The Board believes that Mr. Jones has provided information and insight from management’s perspective that can be valuable to the Board in its deliberations.

Because the Board also believes that strong, independent Board leadership is a critical aspect of effective corporate governance, the Board has established the position of Lead Independent Director.  Our Lead Independent Director is an independent director elected annually by the independent directors and serves until the earliest of one year, his resignation as Lead Independent Director or the election of a successor Lead Independent Director.  Mr. Durham currently serves as our Lead Independent Director, a position that he held throughout 2010.  Our Lead Independent Director’s responsibilities and authority include leading the executive sessions of independent directors, advising on Board meeting schedules and agendas and performing such other duties as are requested by the Board.

Board Oversight of Risk Management

The responsibility for the day-to-day management of risk lies with our management, while the Board is responsible for overseeing the risk management process and directing appropriate actions to mitigate or eliminate significant risks in a manner that is consistent with our overall corporate strategy.  On a periodic basis and as circumstances warrant, our management identifies what it believes are significant individual risks that we face.  These risks are then presented by members of senior management to the Board or an appropriate committee for discussion, often on a continuing basis, and strategies and plans are developed, approved and implemented for addressing or mitigating certain risks.  The Audit Committee is generally responsible for overseeing the enterprise risk management process through processes designed and executed by the Internal Audit department, while the full Board or an appropriate committee thereof oversees significant individual risk areas identified by management and the Board.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the Company’s audited financial statements, internal controls and the overall quality of the Company’s financial reporting with management and with E&Y, the Company’s independent registered public accounting firm. The Audit Committee has discussed with E&Y the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from E&Y required by applicable requirements of the Public Company Accounting Oversight Board regarding E&Y’s communications with the Audit Committee concerning independence, and has discussed with E&Y that firm’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

AUDIT COMMITTEE
David W. Whitehurst, Chairman
H. Lee Durham, Jr.
Deane W. Hall

The above report of the Audit Committee does not constitute “soliciting material” and is not deemed to be “filed” with the SEC or incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such report by reference in any such filing.

EXECUTIVE OFFICERS

Our executive officers are as follows:

Name	Position	Age

Kenneth W. Jones	President, Chief Executive Officer, Principal Financial Officer of TGI and Triad and Director of TGI and Triad	53

Kenneth S. Dwyer	Vice President and Chief Accounting Officer of TGI and Triad and Director of Triad	60

Shirley A. Gaddy	Senior Vice President, Operations of Triad	58

Earl F. Wall	Senior Vice President, Secretary, and General Counsel of TGI and Triad and Director of Triad	53

Certain information with respect to our executive officers is provided below.  Officers are appointed to serve at the discretion of the Board.  Information regarding Mr. Jones is included in the director nominee profiles set forth above.

Kenneth S. Dwyer has served as our Vice President since September 2003 and Chief Accounting Officer since September 2004.  Previously, Mr. Dwyer served as Vice President and Controller of Jefferson-Pilot Financial from 1997 to 2003.  Prior to that, he was the Vice President and Controller of Pan American Life Insurance.  Before joining Pan-American Life, Mr. Dwyer was employed at Deloitte, LLP for 20 years.

Shirley A. Gaddy joined us in 1996 and has served as our Senior Vice President, Operations since June 2002.  Previously, Ms. Gaddy was employed by Life of the South from 1995 to 1996 as Assistant Vice President.  She was with Integon Life Insurance Corporation from March 1972 to December 1994, most recently as Assistant Vice President, Manager Credit Insurance.

Earl F. Wall has served as our Senior Vice President since November 1999, General Counsel since January 1996, and Secretary since June 1996.  Mr. Wall also served as a Vice President of TGI and Triad from 1996 until 1999.  From 1982 to 1995, Mr. Wall was employed by Integon Life Insurance Corporation in a number of capacities including Vice President, Associate General Counsel, and Director of Integon Life Insurance Corporation and Georgia International Life Insurance Corporation, Vice President and General Counsel of Integon Mortgage Guaranty Insurance Corporation, and Vice President, General Counsel, and Director of Marketing One, Inc.

EXECUTIVE COMPENSATION

During 2008, we made significant changes to our executive compensation program, primarily to reflect new challenges resulting from our decision to enter into run-off under the oversight of the Illinois Department of Insurance (the “Department”).  The purpose of these changes was to retain our executive-level employees, including our named executive officers, and to motivate them to continue to achieve our corporate goals and objectives during run-off.  The Compensation Committee and the Board determined that these changes were essential in view of the unprecedented financial and operational challenges we faced in 2008 and which we are continuing to face during the run-off period.

In 2008, the Compensation Committee and the Board, again with the approval of the Department, adopted the Executive Severance Program (the "Severance Program") in order to address the absence of any comprehensive severance pay program.  Under the Severance Program (or with respect to Mr. Jones, his October 2008 letter agreement with us), upon a qualifying termination each of our executive officers would be entitled to receive (i) an aggregate cash payment equal to the sum of 1/12 of his annual base salary plus 1/12 of the aggregate value of his or her targeted cash bonus, multiplied by a specified number of months (18 for Messrs. Jones and Wall, 18 for Ms. Gaddy, and 15 for Mr. Haferman) based on years of service to us; (ii) subsidized COBRA payments for certain specified periods; and (iii) access to an executive outplacement program for 12 months.  The Severance Program remains in effect until December 31, 2012.  In 2010, the Compensation Committee modified the Severance Program by limiting participation to only those employees and executive officers who were employed by us as of March 1, 2010.

Finally, during the fourth quarter of 2008, in an effort to address the ongoing retention concerns with respect to our executive officers, the Compensation Committee approved the Executive Compensation Program (the “Program”) for 2009 and subsequent years following the earlier review and approval of the Program by the Department.  The Program is applicable to employees who are members of the executive committee, including Messrs. Jones and Wall, Ms. Gaddy and, prior to his termination on May 31, 2010, Mr. Haferman.  The design of the Program is based on a revised compensation philosophy that reflects the significant change in our focus from profit generation to managing a solvent run-off. The Program is expected to be effective throughout 2011.  The four key principles of the Program are as follows:

•	To retain key executives with the talent and the knowledge of us and our industry to drive success;

•
To motivate, and provide an incentive for, executives to achieve financial performance and other quantitative and qualitative targets associated with satisfaction of all legitimate policyholder claims and our possible future solvency;

•	To reward exceptional performance; and

•	To provide a level of financial security to key executives to allow them to focus on executing the corrective plan approved by the Department in a difficult corporate environment.

The material terms of the components of the Program, which were effective throughout 2010 and are expected to be effective for 2011, are described below.

Base Salary: Salary adjustments were implemented effective January 1, 2010 and 2011 for selected executives to recognize their technical expertise, leadership skills, strategic focus and years of experience and to reflect the anticipated value of their position at the Company.  Under the Program, the annual base salary of Mr. Jones was $360,000 for 2010 and $364,000 for 2011, Mr. Wall’s annual base salary was $201,000 for 2010 and $203,000 for 2011, and Ms. Gaddy’s annual base salary was $184,000 for 2010 and $186,000 for 2011.  Mr. Haferman’s base salary was $198,400 for each of 2009 and 2010, and through May 31, 2010, the date of his termination, he received $62,667.

Annual Performance-Based Cash Incentive Award: The annual performance-based cash incentive award component of the Program is designed to recognize the accomplishment of key corporate goals and individual objectives and, if those objectives are not met, to reflect the missed opportunity.  The targeted cash amounts were established by determining the value of the contributions of the executive’s position and are a set dollar amount rather than a percentage of base salary.  In most cases, the amount of the targeted award is weighted 80% on corporate performance and 20% on the individual’s performance; however, the Committee has the discretion to award up to 150% of the targeted amount to those executives who deliver exceptional results against their individual objectives.  For 2010, the Committee established the following corporate performance goals:

•	Develop programs and strategies with the support of the Department and key policyholders (GSEs) that are intended to maximize the opportunity for stockholders to receive value at some future date;

•	Actively develop, or support the GSEs and servicers in developing, policies and programs that are intended to improve loss mitigation through loan modifications and other loss mitigation initiatives;

•	Efficiently and effectively administer our master policies to assure timely payment of all valid claims;

•	Aggressively pursue opportunities to settle or manage large blocks of risk;

•	Maintain the staff required to deliver on the execution of the run-off plan; and

•	Manage expenses and maintain efficient and effective operations.

Each executive developed his or her individual objectives in concert with the overall corporate goals, which were initially reviewed and approved by our Chief Executive Officer prior to being approved by the Committee.  The individual objectives for all executives were approved directly by the Committee.

During 2010, the individual objectives for each of our named executive officers were as follows:

Mr. Jones – In addition to the overall responsibilities of managing our operations, the Committee established three primary categories regarding the individual objectives for Mr. Jones:  Department relationship; GSE relationships; and strategic initiatives.  With respect to the Department relationship, Mr. Jones was expected to continue the transparency and education process with the Department so that the Department maintained confidence both in management’s ability to execute the run-off and in the information provided to the Department relative to the run-off.  With respect to the GSE relationships, Mr. Jones was expected to ensure that the GSEs had sufficient information to allow them to monitor counter-party risk with Triad on an ongoing basis.  For the third category, Mr. Jones was expected to develop and pursue strategic initiatives that supported the monetization of current resources and/or reduced our operating expenses.

Mr. Wall – The Committee established four primary categories regarding the individual objectives for Mr. Wall:  litigation-specific initiatives; regulatory relationships; loss mitigation initiatives; and expense management.  With respect to the litigation-specific initiatives, Mr. Wall was expected to work with outside counsel to respond to the various lawsuits that had been filed or were expected to be filed in 2010 in an effort to minimize the risk to all stakeholders.  Mr. Wall was also expected to be heavily involved in maintaining the relationships with the Department and the GSEs.  With respect to the loss mitigation initiatives, Mr. Wall was expected to provide required support to the operations group to maximize overall loss mitigation efforts, including the interpretation of master policies related to claims paid and rescission activity to help ensure that only valid claims are settled.  For the final category, Mr. Wall was expected to prudently manage expenses and personnel to maximize enterprise value.

Ms. Gaddy – The Committee established four primary categories regarding the individual objectives for Ms. Gaddy: loss mitigation initiatives during the payment of claims; investigative initiatives surrounding defaults; expense management; and operational staffing.  With respect to the loss mitigation initiatives, Ms. Gaddy was expected to efficiently and effectively administer our master policies to pay only valid claims while also seeking opportunities to mitigate losses through short sales, deeds in lieu of foreclosure and other procedures.  For the investigative initiatives surrounding defaults, Ms. Gaddy was expected to make sure that Triad was reviewing all defaults to help ensure compliance with our master policies with regard to fraud, misrepresentations, and program violations at origination. For the final two categories, Ms. Gaddy was expected to maintain appropriate staffing and expense levels consistent with the first two initiatives while continuing to implement cost-reduction policies and procedures as we continued in run-off.

Mr. Haferman – The Committee established four primary categories regarding the individual objectives for Mr. Haferman: servicer-specific initiatives; results and reporting metrics; loss mitigation initiatives; and expense management.  With respect to the servicer-specific initiatives, Mr. Haferman was expected to develop initiatives based on a servicer strategy for each of our top eight servicers, successfully implement the initiatives and realize desired results.  With respect to the results and reporting metrics category, Mr. Haferman was expected to coordinate the development of business cases and appropriate reporting metrics to prioritize and track effectiveness of the servicer-specific initiatives.  For the final two categories, Mr. Haferman was expected to ensure that loss mitigation best practices were being implemented and followed and prudently manage expenses to maximize enterprise value. At the time of his termination in May 2010, it was determined that Mr. Haferman had made sufficient progress toward his objectives which resulted in the payment of 50% of his targeted annual cash incentive award, as discussed in more detail below.

For each of our named executive officers, the Committee approved a minimum bonus opportunity that was available as a “retention guarantee” during 2010 – in other words, the minimum annual cash incentive award set forth below would be automatically earned by each named executive officer who remained in key positions for our ongoing operations at December 31, 2010.  The Committee also approved a targeted annual cash incentive award for each of our named executive officers.  The minimum annual cash incentive award and targeted annual cash incentive award for Mr. Jones was $100,000 and $200,000, respectively, for 2010.  The minimum annual cash incentive award and targeted annual cash incentive award for Mr. Wall was $62,500 and $125,000, respectively, for 2010.  The minimum annual cash incentive award and targeted annual cash incentive award for Ms. Gaddy was $50,000 and $100,000, respectively, for 2010. The minimum annual cash incentive award and targeted annual cash incentive award for Mr. Haferman was $50,000 and $100,000, respectively, for 2010.  As noted above, Mr. Haferman was paid 50% of his targeted annual cash incentive award, or $50,000, upon termination.  For 2011, the minimum and target bonus opportunities remain unchanged for each of the executives named above except with respect to Mr. Haferman, whose position with us was eliminated effective May 2010.

In addition, following the Committee’s determination that each of Messrs. Jones, Wall and Gaddy had met or exceeded all 2010 corporate and individual performance goals, the Committee determined to increase the annual performance-based cash incentive award earned by each of them under the Program for 2010.  In making this determination, the Committee considered, among other items, the Company’s results of operations in 2010, including the reduction in the Company’s deficit in assets, the successful repurchase of the Company’s outstanding debt, and the Department’s satisfaction with the progress of the run-off during 2010.  The Committee therefore awarded aggregate annual performance-based cash incentive awards for 2010 as follows:  Mr. Jones – $260,000, or 130% of his targeted amount; Mr. Wall – $155,000, or 124% of his targeted amount; and Ms. Gaddy – $125,000, or 125% of her targeted amount.

For 2011, due to the nature of a business in run-off, the corporate goals remain similar to those approved in 2010, with an additional goal related to the analysis and development of a plan for the potential utilization of our corporate assets and infrastructure, including our tax loss carryforwards.  The goals for 2011, which have been approved by the Compensation Committee but remain subject to Board approval,  include:

•	Manage the run-off to maintain positive relations with, and the support of, the Department and the GSEs;

•	Aggressively pursue opportunities to settle or commute large blocks of risk where the settlement improves the outcome of the run-off;

•	Efficiently and effectively administer our master policy to assure timely payment of all valid claims;

•	Maintain a talented and motivated staff to successfully manage the run-off plan;

•	Reduce expenses while maintaining efficient and effective operations; and

•	Analyze and develop plan to maximize the value of our corporate assets and infrastructure, including our tax loss carryforwards.

Long-Term Retention Opportunity:  In addition to the minimum annual cash incentive award described above, two other retention components, a long-term cash award and a long-term equity award, are available under the Program for senior executives, with a focus on a much longer retention goal.

Long-Term Cash Award

A long-term cash award was awarded to each of our named executive officers in 2008.  Each award is subject to four-year cliff vesting, which means that the executive must remain employed by us until December 31, 2012 to receive the award.  If the executive is involuntarily terminated prior to December 31, 2012 for reasons other than cause, including position elimination alone or in conjunction with a change in control, the cash award will fully vest upon termination.  Under the Program, Messrs. Jones and Wall and Ms. Gaddy will have an opportunity to receive a long-term retention bonus of $350,000, $250,000, and $100,000, respectively.   There were no increases or changes to these potential cash awards in 2010.  Mr. Haferman’s position was eliminated effective May 31, 2010 and his departure was treated as an “involuntary termination without cause,” which entitled him to receive his long-term retention bonus of $100,000 upon termination.

Long-Term Equity Award

On November 19, 2008, pursuant to our stockholder-approved 2006 Long Term Stock Incentive Plan (the “2006 Plan”) and the Program, the Compensation Committee approved an award of 35,000 phantom stock rights to Mr. Jones, 25,000 phantom stock rights to Mr. Wall, and 10,000 phantom stock rights to Ms. Gaddy.  These long-term equity awards are intended to supplement the long-term cash awards and to provide an additional incentive for a solvent run-off.  Equity awards were granted in the form of phantom stock rights to give us flexibility to provide the final award in shares of our common stock, cash, or both as determined by the Compensation Committee in its discretion.  Payments made in cash will be equal to the fair market value of a share of our common stock on the applicable vesting date, multiplied by the number of vested shares being settled.  If phantom stock rights are settled in shares of common stock, the shares will be subject to such restrictions, if any, as may be established by the Compensation Committee in accordance with the 2006 Plan and applicable award agreement, or as may apply under applicable law.  Each award vests in equal one-third amounts beginning on January 1, 2011, January 1, 2012 and January 1, 2013. The phantom stock rights vesting on January 1, 2011 were settled in cash on January 15, 2011. In accordance with our current and past practice, the awards will fully vest upon involuntary termination for reasons other than for cause.  Mr. Haferman’s position with us was eliminated effective May 31, 2010 and his departure was treated as an “involuntary termination without cause,” which entitled him to receive his 10,000 fully vested phantom stock rights upon termination. He was paid cash in the settlement of the phantom stock rights based upon the closing price on May 31, 2010 ($0.30 per share as quoted on the OTCBB) for an aggregate amount of $3,000.

Severance: As noted above, the Severance Program has been extended through 2012.  In 2010, the Compensation Committee modified the Severance Program by limiting participation to only those employees and executive officers who were employed by us as of March 1, 2010.  For executives, the Severance Program includes annual base salary and the annual targeted cash award, and would be provided in a lump sum based on the executive’s position at the Company and seniority in the event of a qualifying termination.  Under the Severance Program, upon a qualifying termination Mr. Wall would be entitled to receive an aggregate cash severance benefit of $492,015 and Ms. Gaddy would be entitled to receive an aggregate cash severance benefit of $429,000.  In the event of a qualifying termination, Mr. Jones would be entitled to receive an aggregate cash severance benefit of $846,000, in the same form as provided to other executives under the Severance Program, pursuant to that certain letter agreement, dated October 22, 2008, between Mr. Jones and us.  The elimination of Mr. Haferman’s position with us, effective May 31, 2010, was treated as a “qualifying termination.”  As such, Mr. Haferman received his aggregate cash severance benefit of $404,250 on June 15, 2010.

Each of Messrs. Jones and Wall and Ms. Gaddy, during the time that he or she continues to serve as one of our employees, is also eligible to participate in our 401(k) plan.  Under the plan, employees are automatically enrolled to contribute 4% of their salary unless they elect to not participate or to participate at a different contribution level.  We make a matching contribution on behalf of each participating employee equal to 100% of the first 3% of the employee’s deferred salary, plus 50% of the employee’s deferred salary greater than 3% but not exceeding 5%.

Summary Compensation Table

The following table sets forth certain summary information regarding the compensation paid or accrued by us as of December 31, 2009 and 2010 to or for the account of our Chief Executive Officer at December 31, 2010, our two most highly compensated executive officers who were serving as such at December 31, 2010, and a former executive officer (Mr. Haferman) who would have been one of our two most highly compensated executive officers had he been serving as such at December 31, 2010. Mr. Jones, who currently serves as our Chief Executive Officer, also serves as our principal financial officer.  As noted above, Mr. Haferman’s position with us was eliminated effective May 31, 2010 as part of our continuing efforts to consolidate functions in order to reduce costs.

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Non-equity Incentive Plan Compensation (2) ($)	All Other Compensation ($)		Total ($)

Current Executive Officers

Kenneth W. Jones, President and Chief Executive	2010	360,000	100,000	160,000	11,394	(3)	631,394
Officer and Principal Financial Officer	2009	350,000	100,000	150,000	6,861		606,861

Shirley A. Gaddy, Senior Vice President,	2010	184,000	50,000	75,000	10,749	(4)	319,749
Operations	2009	179,314	50,000	75,000	21,411		325,725

Earl F. Wall, Senior Vice President,	2010	201,000	62,500	92,500	10,161	(5)	366,161
Secretary, and General Counsel	2009	196,000	62,500	87,500	27,510		373,510

Former Executive Officer

Stephen J. Haferman, Senior Vice President,	2010	82,667	50,000	-	516,700	(6)	649,367
Strategic Initiatives (7)	2009	198,400	50,000	75,000	16,919		340,319

(1)           Reflects the guaranteed portion of the Annual Performance-Based Cash Incentive Award earned with respect to each of the years presented, as discussed above under the heading “Executive Compensation.”  In 2010 and 2009, a portion of the Annual Performance-Based Cash Incentive Award was treated as a “retention guarantee” that would be earned without regard to performance.

(2)           Amount reflects the portion of the Annual Performance-Based Cash Incentive Award that was paid in the following January of  the year earned based on the achievement of certain pre-established individual and corporate performance goals pursuant to the Program, as discussed above under the heading “Executive Compensation.”

(3)           Amount includes a $9,800 matching contribution under our 401(k) plan, $994 for life insurance, and $600 for long-term disability insurance.

(4)           Amount includes a $9,200 matching contribution under our 401(k) plan, $949 for life insurance, and $600 for long-term disability insurance.

(5)           Amount includes a $9,007 matching contribution under our 401(k) plan, $555 for life insurance, and $600 for long-term disability insurance.

(6)           Amount includes severance of $404,250 in accordance with the Severance Program described above, $100,000 related to the Long-Term Cash Award described above that was payable at termination, a $9,200 matching contribution under our 401(k) plan, $3,000 related to the accelerated vesting of the phantom stock rights under the Long-Term Equity Award which was paid in cash at termination, and $250 for long-term disability insurance for the period January 1 – May 31, 2010.

(7)           Mr. Haferman’s position was eliminated effective May 31, 2010.

OUTSTANDING EQUITY AWARDS AT 2010 YEAR END TABLE

The following table sets forth certain information regarding the outstanding equity awards held by the individuals named in the Summary Compensation Table at December 31, 2010:

	Option Awards			Stock Awards (1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Veste (2) (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Current Executive Officers

Kenneth W. Jones	2,700	43.35	03/08/17	55,000	13,200

Earl F. Wall	2,947	39.49	01/25/12	38,500	9,240
	2,250	43.35	03/08/17	-	-

Shirley A. Gaddy	420	39.49	01/25/12	23,500	5,640
	5,000	47.60	05/16/12	-	-
	2,900	43.35	03/08/17	-	-

Former Executive Officer

Stephen J. Haferman	-	-	-	-	-

(1)	Valued based on the closing price ($0.24) of our common stock on December 31, 2010, as obtained from Yahoo® Finance.

(2)
The unvested phantom and restricted stock awards will vest (or  have recently  vested) as follows: (i) on February 26, 2011:  Mr. Jones, 20,000 shares, Mr. Wall, 13,500 shares and Ms. Gaddy, 13,500 shares; (ii) on January 1, 2011:  Mr. Jones, 11,666 shares, Mr. Wall, 8,333 shares and Ms. Gaddy, 3,333 shares; (iii) on January 1, 2012:  Mr. Jones, 11,667 shares, Mr. Wall, 8,333 shares and Ms. Gaddy, 3,333 shares; and (iv) on January 1, 2013:  Mr. Jones, 11,667 shares, Mr. Wall, 8,334 shares and Ms. Gaddy, 3,334 shares.

2010 DIRECTOR COMPENSATION

The following table sets forth certain information regarding amounts paid or accrued by us to or for the account of our non-employee directors during the year ended December 31, 2010:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)	Total ($)

Current Directors

William T. Ratliff, III	156,000	-	156,000

H. Lee Durham	91,000	-	91,000

Deane W. Hall	91,000	-	91,000

David W. Whitehurst	91,000	-	91,000

Former Director

Robert T. David (1)	44,000	-	44,000

(1)	Mr. David did not stand for re-election at the 2010 annual meeting of stockholders, and therefore ceased his service as a director on May 13, 2010.

(2)
There were no shares of restricted stock or options granted during 2010.  At December 31, 2010, vested unexercised options remaining for Mr. David consisted of 1,000 shares with an exercise price of $39.00 per share that expired on January 24, 2011, 760 shares with an exercise price of $39.49 per share expiring on January 25, 2012, and 920 shares with an exercise price of $33.18 expiring on February 6, 2013.  The vested unexercised options remaining for Mr. Ratliff consisted of 13,750 shares with an exercise price of $39.00 per share that expired on January 24, 2011, and 11,760 shares with an exercise price of $33.18 expiring on February 6, 2013.  The vested unexercised options remaining for Mr. Whitehurst consisted of 5,100 shares with an exercise price of $39.00 per share that expired on January 24, 2011, 3,040 shares with an exercise price of $39.49 per share expiring on January 25, 2012, and 920 shares with an exercise price of $33.18 expiring on February 6, 2013.

Discussion Surrounding 2010 Director Compensation

In August 2009, effective October 1, 2009 (with respect to the cash compensation component), the Compensation Committee and the Board changed the structure of its director compensation program in an effort to reflect the changing demands on the Board as well as the economic realities faced by us during run-off.  A summary of the terms of our director compensation program, which was effective throughout 2010, is set forth below.

Beginning October 1, 2009, each non-employee director is entitled to receive an annual cash retainer of $85,000 that is payable in equal quarterly installments.  The Chairman of the Board is entitled to receive an annual cash retainer of $156,000 that is payable in equal quarterly installments.  Each non-employee director also is entitled to receive a fully vested annual grant of 10,000 shares of restricted stock pursuant to our 2006 Plan and the related restricted stock agreement, while the Chairman of the Board is entitled to receive a fully vested annual grant of 17,000 shares.  The Board determined, however, that no equity grants would be made to any directors during 2010.

Directors who are chosen to serve as chairs of any of the three standing Board committees – the Audit Committee, Compensation Committee or Corporate Governance and Nominating Committee – do not receive additional cash compensation for such service.  In addition, the single director who is designated as the Lead Independent Director of the Board does not receive any additional cash compensation for such service.

There are no meeting fees paid to directors for attendance at or participation in Board or committee meetings (whether regular, special, in-person or telephonic and regardless of meeting length) except as described below.  Each director is expected to attend up to one in-person or telephonic meeting of the Board of Directors each month without additional compensation.  A non-employee director who attends or participates at the second and each subsequent meeting of the Board of Directors (whether in-person or telephonic and regardless of meeting length) held within a calendar month would be compensated at the rate of $1,500 per meeting.  There were two additional Board of Directors meetings satisfying these criteria during 2010.  In addition, each committee member is expected to attend up to two meetings of each of the standing Board committees (Audit, Compensation and Corporate Governance and Nominating) on which he serves in each calendar quarter without additional compensation.  A non-employee director who attends or participates as a committee member at the third and each subsequent meeting of each such committee (whether in-person or telephonic and regardless of meeting length) held during such quarter would be compensated at the rate of $1,500 per meeting.  There were two additional committee meetings satisfying these criteria during 2010.  The Chairman does not receive additional compensation for attendance at Board or committee meetings.

EQUITY COMPENSATION PLAN INFORMATION

The following table contains information regarding securities authorized for issuance under our equity compensation plans as of December 31, 2010:

Equity Compensation Plan Information
Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders (1)	54,550	$43.35	537,358	(2)
Equity compensation plans not approved by security holders (3)	252,171	$40.68	-	(4)
Total	306,721	$41.16	537,358

(1)	This information relates to our 2006 Plan, which was approved by our stockholders in May 2006.

(2)	In addition to being available for future issuance upon exercise of stock options, shares that remain available for future grants may be issued pursuant to restricted stock awards under our 2006 Plan.

(3)
This information relates to our 1993 Long-Term Stock Incentive Plan, which was not approved by stockholders.  Under our 1993 Long-Term Stock Incentive Plan (the “1993 Plan”), certain directors, officers and key employees were eligible to be granted various stock-based awards.  The number of options or restricted shares of common stock that was originally authorized to be granted or issued under the 1993 Plan was 2,600,000 shares.  The options and restricted stock vested over three years and options terminated no later than 10 years following the date of grant.

(4)
All shares that were available for issuance under our 1993 Plan at the time the 2006 Plan was adopted were carried forward to the 2006 Plan and became available for issuance under that plan.  See Note 10 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2010.

CERTAIN TRANSACTIONS

Other than with respect to the conflicts of interest policies contained in our Code of Ethics and Code of Conduct, which require that all of our directors, officers and employees disclose their personal or business interests in any transaction in which we may engage and recuse themselves from any discussion or decision affecting their personal or business interests, we do not maintain a formal written related person transaction policy.  In addition to communicating with us as required by our Code of Ethics and Code of Conduct, however, each of our executive officers and directors or their immediate family members (each, a “related person”), completes an annual questionnaire that elicits information about ongoing and potential transactions, arrangements or relationships, other than certain specified employment and compensatory matters (each, a “transaction”), in which we and any related person are participants (a “related person transaction”) in order to determine whether (i) such related persons have or may have a direct or indirect material interest in the transaction, (ii) the amount involved exceeds $120,000 (which for 2009 and 2010 was less than 1% of the average of our total assets at year end for the last two completed fiscal years), and (iii) any such transaction is or would be in the best interest of us and our stockholders. The appropriate committee of the Board, depending on the nature of the transaction, reviews and (if appropriate) approves or ratifies all related person transactions, which are publicly disclosed if and as required by SEC rules.  The appropriate committee of the Board is required to consider all available relevant facts and circumstances in its review of an ongoing or potential related person transaction, including the benefits to us, the impact on a director’s independence in the event the related person is a director (or a family member or entity affiliated with a director), the availability of other sources for comparable products or services, the proposed terms and the terms available to or from parties that are not related persons. Any director who is a related person with respect to a transaction under review may not participate in the deliberations or vote with respect to approval or ratification of the related person transaction.

There were no transactions or expenses paid to related parties in 2009 that were required to be disclosed pursuant to our policies or SEC rules. In July 2010, Triad completed the repurchase and early retirement of $35,000,000 aggregate principal amount of its 7.90% Notes due January 15, 2028 (the “Notes”) for an aggregate purchase price of approximately $4.9 million (the “Note Repurchase”).  As part of the Note Repurchase, Triad repurchased $1,000,000 aggregate principal amount of Notes from Southland National Life Insurance Company, or Southland, for an aggregate purchase price of $140,100 (the “Southland Notes”).  Collateral Holdings, Ltd., or Collateral, and its affiliates beneficially own 16.9% of our common stock, and Collateral owns 100% of the stock of Southland.  William T. Ratliff, III, a member of our Board of Directors, serves as president and a director of, and beneficially owns 50.2% of the stock of, Collat, Inc., the general partner of Collateral.  Mr. Ratliff did not participate in our Board’s deliberations relating to the decision to repurchase the Southland Notes, nor did he participate in the determination of the purchase price for the Southland Notes.

The Board does not believe that a specific written related person transaction policy is necessary because the Board historically has not, and does not expect to, approve related person transactions that require disclosure under SEC rules other than in rare circumstances. Each related person transaction is considered on a stand-alone basis based on facts and circumstances at the time of consideration. In addition to the conflicts of interest procedures set forth in our Code of Conduct and Code of Ethics and the information elicited through our annual questionnaire, the appropriate committee’s procedures with respect to review and approval of related person transactions are dictated by principles of Delaware corporate law as in effect at the time and the discharge of our directors’ fiduciary duties to us and our stockholders.

BACKGROUND INFORMATION FOR TAX BENEFIT PRESERVATION PROPOSALS

Background and Reasons for Proposals

At the 2011 annual meeting of stockholders, we are asking our stockholders to approve two critical components of our tax benefit preservation strategy – the proposed amendment to our Certificate of Incorporation described below that would add Division IV of Article FOURTH to our Certificate of Incorporation (the “Charter Amendment”) (Proposal 2), and our Tax Benefits Preservation Plan as described below (the “Preservation Plan”) (Proposal 3).

As of December 31, 2010, we estimate that we had approximately $409.3 million of net operating losses and other tax attributes for U.S. federal income tax purposes (the “NOLs”). We may have taxable income in the future, and until the NOLs expire, the NOLs can generally be used to reduce any future federal income tax.  As a result, the NOLs are a very valuable asset to the Company and our Board of Directors believes that it is in the Company’s best interests to prevent the imposition of limitations on their use by adopting the proposed Charter Amendment and the Preservation Plan.

Under Section 382 (“Section 382”) of the Internal Revenue Code of 1986, as amended (the “Code”), our ability to use the NOLs could be substantially impaired if we experience an “ownership change,” as determined under Section 382. In general, an “ownership change” will occur if our “five-percent shareholders” (as defined under Section 382 and subsequently referred to herein as “Section 382 five-percent shareholders”) collectively increase their ownership in the Company by more than 50 percentage points during a rolling three-year testing period. If an “ownership change” occurs, Section 382 imposes an annual limit on the amount of the NOLs that we can use to offset federal income taxes, which could result in a material amount of the NOLs expiring unused and, therefore, significantly impair the value of the NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an “ownership change” has occurred, we currently believe that an “ownership change” has not occurred.

After careful consideration, our Board has unanimously recommended that both the Charter Amendment and the Preservation Plan be adopted and approved by the Company’s stockholders. The Charter Amendment, which is designed to block transfers of our common stock that could result in an “ownership change,” is described below under Proposal 2, and its full terms can be found in Appendix A to this proxy statement. The Preservation Plan, which is designed to deter transfers of our common stock that could result in an “ownership change,” is described below under Proposal 3, and its full terms can be found in Appendix B to this proxy statement.

Neither proposal alone offers a complete solution for preventing an “ownership change”; therefore, although we are seeking a separate stockholder vote with respect to each of the Charter Amendment and the Preservation Plan, the Charter Amendment and the Preservation Plan are designed to work together to help reduce the likelihood of an “ownership change.”  As described below, under Delaware law, the transfer restrictions contained in the Charter Amendment are not enforceable against shares of common stock that are voted against the proposal, and the Preservation Plan deters, but ultimately cannot prevent, transfers of our common stock that might result in an “ownership change” under Section 382.

The Charter Amendment and the Preservation Plan are both intended to protect our valuable tax assets and neither is intended as an anti-takeover device, although each may have anti-takeover effects.  The Company sought to incorporate stockholder-friendly features in the Charter Amendment and the Preservation Plan, including: (i) limiting the definition of ownership to the definition used for purposes of Section 382, as opposed to the broader definition of “beneficial ownership” used for securities laws purposes and found in most conventional shareholder rights plans or so-called “poison pills”; (ii) providing “sunset provisions” that will terminate the Preservation Plan and the transfer restrictions in the Charter Amendment if Section 382 is repealed or if the potential loss from limitation of the NOLs is no longer material to the Company; and (iii) requiring the approval by our stockholders of the Preservation Plan (as well as of the Charter Amendment as required under Delaware law).

Our Board of Directors urges our stockholders to carefully read each proposal, the items discussed below and the full terms of the Charter Amendment and the Preservation Plan. Our board unanimously adopted both measures, but the Charter Amendment requires stockholder adoption to become effective, and the Preservation Plan requires stockholder approval to remain effective after our 2011 annual meeting.

Questions and Answers about Section 382 and our NOLs Generally

1.	What are the NOLs?

The NOLs are the Company’s net operating loss carryforwards and other tax attributes that can generally be used to offset our future taxable income and therefore reduce our federal income tax liabilities. The Company’s ability to use the NOLs could be adversely affected if we experience an “ownership change” as defined under Section 382.

2.	How important are the NOLs?

We had approximately $409.3 million of net operating losses as of December 31, 2010. While there can be no assurance that Triad will generate taxable income in the future, we believe that the NOLs are a very valuable asset. Assuming a 35% federal income tax rate, and that we are able to use all of our NOLs to offset future federal income tax liabilities, we could save up to an aggregate of approximately $143.3 million in federal income taxes over the next 20 years. Because the NOLs can be carried forward over many years, we may need to continually manage our Section 382 risk for a significant period of time. Also, the amount and timing of our future taxable income, if any, cannot be accurately predicted; therefore, we cannot estimate the exact amount of NOLs that we can ultimately use to reduce our federal income tax liability.

3.	What is Section 382?

Section 382 is a section of the Code which imposes limitations on a corporation’s use of its net operating loss carryforwards and other favorable tax attributes that can be used to reduce its federal income tax liabilities upon the occurrence of an “ownership change” of the corporation.

4.	When does an “ownership change” occur under Section 382?

The determination of whether an “ownership change” has occurred under Section 382 and its related rules and regulations is very complex and is beyond the scope of this summary discussion. Generally, however, an “ownership change” will have occurred if, over a three-year period, there has been an aggregate increase of 50 percentage points or more in the percentage of our shares owned by one or more “Section 382 five-percent shareholders.” A stockholder that acquires 5% or more of our outstanding common stock under Section 382 will be a “Section 382 five-percent shareholder” for purposes of calculating this aggregate increase. For example, if a single investor acquired 50.1% of our common stock in a three-year period, an “ownership change” would be deemed to occur. Similarly, if ten unrelated persons, none of whom initially owned our common stock, each acquired slightly over 5% of our common stock under Section 382 within a three-year period (so that those persons owned, in the aggregate, more than 50%), an “ownership change” also would be deemed to occur.

Some of the factors that must be considered in applying Section 382 include the following:

•
All stockholders who each own less than 5% of a company’s common stock are generally aggregated into one or more “public groups,” which are treated as “Section 382 five-percent shareholders.” Transactions in the public markets among stockholders who are not themselves “Section 382 five-percent shareholders” do not affect the ownership percentage of a public group, and, therefore, generally do not contribute to a Section 382 “ownership change.”

•
Sales of our common stock by a “Section 382 five-percent shareholder” may, in turn, create a separate public group comprised of the purchasers of such stock, which group may also be treated as a “Section 382 five-percent shareholder.”

•
A public offering by us of our common stock may create a new, separate “public group” that is treated as a “Section 382 five-percent shareholder” and therefore would contribute to an “ownership change” for Section 382 purposes.

•
Our redemption or buyback of shares may increase the percentage ownership of current “Section 382 five-percent shareholders” who do not participate in the redemption or buyback because it would decrease the number of shares of our outstanding common stock. In addition, it is possible that a redemption or buyback of shares could cause a stockholder who owned less than 5% of our outstanding common stock immediately before the redemption or buyback to become a “Section 382 five-percent shareholder” resulting in a five percentage point (or more) change in ownership. Similarly, in certain limited circumstances, a forfeiture of restricted stock may decrease the number of shares of our outstanding stock for Section 382 purposes.

•	As described in Question and Answer 6, below, the determination of a particular stockholder’s ownership level may be affected by certain constructive ownership rules.

•
In the case of a stockholder who owns slightly less than five-percent of our outstanding shares, an acquisition of a very small number of additional shares can cause the stockholder to become a “Section 382 five-percent shareholder” and result in a 5% (or more) increase in our ownership under Section 382.

5.	If there is an “ownership change,” what is the potential risk to the Company?

If we experience an “ownership change,” as defined under Section 382, our ability to use the NOLs to offset future federal taxable income, if any, and thereby reduce our federal income tax liabilities, could be substantially limited. An “ownership change” can have the effect of substantially deferring our ability to use the NOLs. Moreover, to the extent the amounts are deferred past the 20-year time limit that applies to the NOLs, we may have to write down a significant portion of these assets.

6.	How is ownership for Section 382 purposes different from ownership under SEC rules and regulations?

Ownership for Section 382 purposes is generally determined using an economic test that focuses on who has the right to receive dividends paid with respect to shares, and who has the right to receive proceeds from the sale or other disposition of shares.  In contrast, the SEC’s definition of “beneficial ownership” focuses generally on the right to vote or control disposition of the shares.  Section 382 also contains certain constructive ownership rules, which generally attribute ownership of stock held by family members to related owners of stock, or stock held by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner of the stock. Generally, a person’s direct or indirect economic ownership interest in shares (rather than record title, voting control or other factors) is taken into account for Section 382 purposes.

For example, different portfolios in a single mutual fund complex and groups of customers advised by the same investment advisor will normally not be aggregated for Section 382 purposes even though they may be aggregated for determining beneficial ownership under SEC rules and reporting requirements.

7.	How does the Company monitor stockholder ownership to determine the aggregate increase of its “Section 382 five-percent shareholders” under Section 382?

For purposes of determining the existence and identity of, and the amount of common stock owned by, any stockholder, the Internal Revenue Service permits us to rely on the existence or absence of filings with the SEC of Schedules 13D, 13F and 13G (or similar filings) as of any date, subject to our actual knowledge of the ownership of our common stock.

Investors who file a Schedule 13G or Schedule 13D (or list our common stock in their Schedules 13F) may beneficially own 5% of our common stock for SEC reporting purposes but nonetheless may not be “Section 382 five-percent shareholders” and therefore their beneficial ownership will not affect our ownership shift for purposes of Section 382.

8.	Has the Company experienced an “ownership change”?

Currently, we do not believe that we have experienced an “ownership change” that would affect our ability to use the NOLs; however, given the inherent difficulty of tracking real-time changes in our ownership (see Question and Answer 7, above), we cannot know with certainty unless and until all required SEC filings with respect to purchases and sales of our shares through this date have been made.

We believe that, if our stockholders do not adopt the Charter Amendment and approve the Preservation Plan, there is a reasonable possibility that we could experience a Section 382 “ownership change” in the future that could limit our ability to use the NOLs. This belief is based on our analysis of the information currently available, including our current stock price and our understanding of the impact of possible future changes of ownership, including changes from the possible issuance of our equity securities.

General Questions and Answers about the
Charter Amendment and the Tax Benefit Preservation Plan

9.	How do the Charter Amendment and the Preservation Plan work to protect the Company’s NOLs?

Increases in ownership by our “Section 382 five-percent shareholders” and the creation of new “Section 382 five-percent shareholders” can limit our ability to use NOLs to reduce future income tax liability. The Charter Amendment would invalidate direct and indirect transfers of our common stock that would create “Section 382 five-percent shareholders” or otherwise increase the percentage of stock that is owned by “Section 382 five-percent shareholders.” The Preservation Plan does not invalidate transfers of our common stock but contains provisions that operate as a deterrent against any stockholder becoming a “Section 382 five-percent shareholder” and any existing “Section 382 five-percent shareholder” increasing its ownership under Section 382.

10.	Why is our Board of Directors recommending approval of both the Charter Amendment and the Preservation Plan?

Our Board of Directors is recommending approval of both the Charter Amendment and the Preservation Plan because neither measure, standing alone, is a complete solution. Under Delaware law, the Charter Amendment generally invalidates any transfer that creates or increases ownership by “Section 382 five-percent shareholders”; however, it is enforceable only with respect to shares that are voted in favor of the Charter Amendment and shares issued after the Charter Amendment is adopted. Therefore, outstanding shares of our common stock, as of the date of the 2011 annual meeting, that are not voted “For” approval of the Charter Amendment are not subject to the transfer restrictions. As to those shares, the Preservation Plan will, if approved by the stockholders, continue to apply to deter any person from becoming a “Section 382 five-percent shareholder.”

The Preservation Plan applies to, and therefore we believe it deters, all acquisitions of our common stock that could contribute to an “ownership change” under Section 382 (regardless of how the particular shares have been voted at the 2011 annual meeting). Although the Preservation Plan deters any transfer, it does not absolutely block the transfer or otherwise avoid the limitation under Section 382. If a person were to acquire 5% or more of our outstanding common stock under Section 382, that person would become a “Section 382 five-percent shareholder” and those shares will count toward the aggregate “ownership change” even if the Preservation Plan applies to such acquisition or causes such person to subsequently hold less than 5% of our outstanding common stock. As to those shares, so long as the shares are voted in favor of the Charter Amendment or issued after the Charter Amendment is adopted, the Charter Amendment restrictions will apply and will stop the transfer of shares that create a new “Section 382 five-percent shareholder” or increases the ownership of an existing “Section 382 five-percent shareholder.”

11.	Is stockholder approval necessary for the Charter Amendment and the Preservation Plan?

Yes. The Charter Amendment will not be effective unless it is approved by our stockholders. The Preservation Plan is currently effective, but will terminate and the Rights (as defined in Question and Answer 26, below) will expire if the Preservation Plan is not approved by our stockholders at the 2011 annual meeting.

12.	Why should I vote “For” the Charter Amendment and the Preservation Plan?

As described above, the Charter Amendment and the Preservation Plan are designed to protect our NOLs, which are potentially valuable assets to the Company. Without these measures, for which we need stockholder approval, we believe that the Company is at risk of experiencing an “ownership change” in the future and therefore becoming subject to a limitation under Section 382, which could result in a significant loss or impairment of our important tax benefits.

13.	Are there exemptions to the Charter Amendment transfer restrictions and the terms of the Preservation Plan?

Yes. Our Board of Directors may exempt an acquisition of shares from the transfer restrictions of the Charter Amendment if our Board determines that the acquisition would not be likely to limit the availability of the NOLs or is otherwise in the Company’s best interests. Similarly, under the Preservation Plan, our Board may exempt persons or transactions from the terms of the Preservation Plan if it determines that the acquisition would not jeopardize the Company’s NOLs or is otherwise in the Company’s best interests. Under the Preservation Plan, the Board may also exempt an acquisition if it determines that the acquisition was inadvertent and the stockholder promptly divests sufficient shares to bring it back under the 5% threshold. Finally, acquisitions by the Company, our subsidiaries, and our employee benefit plans and related entities or trustees are exempt from the terms of the Preservation Plan.

14.	When will the transfer restrictions in the Charter Amendment expire and when will the Rights expire or the Preservation Plan terminate?

Both the Charter Amendment and the Preservation Plan are intended to protect our NOLs and will remain effective only for so long as a limitation under Section 382 on the use of the NOLs would, in the determination of the Board of Directors, be material to the Company (except that the Preservation Plan will expire in any event on May 31, 2014). The transfer restrictions will terminate and the Rights will expire upon the earliest of:

•	the beginning of the first taxable year to which our Board determines that no NOLs may be carried forward;

•	the repeal of Section 382 or any successor statute if our Board determines that the transfer restrictions are no longer necessary for the preservation of our NOLs; or

•	such date as our Board determines that a limitation under Section 382 on the use of the NOLs would no longer be material to the Company.

As noted above, the Preservation Plan in any event will expire on the close of business on May 31, 2014 (unless that date is advanced or extended). Our board also has the right to redeem the Rights or exchange the Rights for common stock.

In addition, stockholder approval is required for the Charter Amendment to become effective and the Preservation Plan to continue (see Question and Answer 11, above).

15.	Have other companies adopted similar plans and charter amendments to protect NOLs?

Yes, a number of other companies have adopted similar plans, and recently several companies have adopted similar charter amendments to implement transfer restrictions, in order to protect their NOLs.

16.	Where can I find the full text of the Charter Amendment and the Preservation Plan?

The full text of the Charter Amendment is included as Appendix A to this proxy statement.  The full text of the Preservation Plan is included as Appendix B to this proxy statement and is also filed as an exhibit to our Current Report on Form 8-K filed on September 14, 2010 (the “Form 8-K”).

Additional Questions and Answers about the Charter Amendment

17.	What transfers will the Charter Amendment prohibit?

If the Charter Amendment is adopted, it will prohibit a person from becoming a “Section 382 five-percent shareholder” by acquiring, directly or by attribution, 5% or more of the outstanding shares of our common stock and will generally restrict existing “Section 382 five-percent shareholders” from increasing their ownership interest under Section 382.

18.	How does the Charter Amendment block prohibited transfers?

Subject to the enforceability of the Charter Amendment as discussed in Question and Answer 19, below, transfers that violate the restrictions are considered to be null and void and will not be registered on our records. In the case of a purchase of shares on a national securities exchange that would create a “Section 382 five-percent shareholder” or increase the ownership of an existing “Section 382 five-percent shareholder,” the excess stock will be required to be transferred to an agent of the Company, and the agent will be required to sell the shares in an arms-length transaction and to apply the proceeds generally as follows: first, to cover the agent’s own costs; second, to reimburse the transferee to the extent of the price paid by the transferee for the shares; and third, if there are any remaining proceeds, to donate these proceeds to a charity selected by our Board of Directors.

19.	What happens if I do not vote “For” the Charter Amendment? Am I still subject to the transfer restrictions if the Charter Amendment is approved at the 2011 annual meeting?

In general, Delaware law provides that the transfer restrictions within the Charter Amendment are enforceable with respect to shares of common stock issued before the effectiveness of the Charter Amendment only if approved by the holder of those shares. Therefore, if you do not vote in favor of the Charter Amendment, those shares that you own at the time of the 2011 annual meeting will not be subject to the transfer restrictions. However, if you subsequently acquire additional shares that were either voted in favor of the Charter Amendment or issued after the effectiveness of the Charter Amendment, those shares will be subject to the transfer restrictions.  In addition, we intend to presume, with regard to each share of common stock issued before the effectiveness of the Charter Amendment, that such share was voted in favor of the Charter Amendment unless a stockholder can demonstrate otherwise to our reasonable satisfaction. For shares acquired in open-market transactions occurring after our 2011 annual meeting, it will likely be impossible for an acquiring stockholder to demonstrate that such shares were voted against the Charter Amendment. Thus, it will be difficult to rebut the presumption that the Charter Amendment applies to any shares that you subsequently purchase on the open market. See Question and Answer 23 below regarding sales on a national securities exchange.

See Question and Answer 12, above, for reasons to vote “For” the Charter Amendment. In addition, if the Preservation Plan is approved, it will be enforceable against all holders of our common stock, whether or not they vote in favor of the Charter Amendment or the Preservation Plan.

20.	If I do not vote “For” the Charter Amendment and this Charter Amendment is approved at the 2011 annual meeting, can I purchase or sell additional shares of common stock?

Generally, if the Charter Amendment is approved but you do not vote “For” the Charter Amendment, it will nonetheless preclude you from purchasing additional shares of common stock to become a “Section 382 five-percent shareholder” (or, if you are already a “Section 382 five-percent shareholder,” to increase your ownership) unless you can establish that those additional shares were not voted “For” the Charter Amendment. In addition, if approved at our 2011 annual meeting, you will continue to be subject to the Preservation Plan and its potential dilutive impact on your ownership if you become a “Section 382 five-percent shareholder.”

You can freely sell your shares of common stock unless the sale would create a “Section 382 five-percent shareholder” or increase the ownership of an existing “Section 382 five-percent shareholder.” See Question and Answer 23, below, regarding sales on a national securities exchange.

21.	If I already am a “Section 382 five-percent shareholder” and the Charter Amendment is approved, do I need to sell my shares to below 5%?

If you already own more than 5% of the outstanding shares of our common stock under Section 382 at the time the Charter Amendment is approved, you will not be required to sell those shares. Generally, you will be restricted from increasing your ownership under Section 382.

As described in Question and Answer 6, above, the definition of a “Section 382 five-percent shareholder” under Section 382 is based on economic ownership and is different than the SEC definition of “beneficial ownership.”

22.	If I am not a “Section 382 five-percent shareholder” and I vote “For” the Charter Amendment, will the transfer restrictions apply to me if the Charter Amendment is approved at the 2011 annual meeting?

Yes, you will be subject to the transfer restrictions. However, generally, you will be able to purchase shares so long as you do not become a “Section 382 five-percent shareholder,” and you will be able to sell shares unless you sell shares to any person that is already a “Section 382 five-percent shareholder” or the purchase of such shares by a purchaser will result in such purchaser becoming a “Section 382 five-percent shareholder.”

23.
Will the transfer restrictions affect my ability to sell on a national securities exchange  if I cannot determine whether the acquirer is currently or will become a “Section 382 five-percent shareholder”?

No, the Charter Amendment will not preclude any such sale of shares on a national securities exchange. See Question and Answer 18, above, for treatment of such sales that are prohibited transfers under the Charter Amendment.

Additional Questions and Answers about the Preservation Plan

24.	How does the Preservation Plan affect me if I already own 5% or more of the Company’s common stock under Section 382?

If you owned more than 5% of the outstanding shares of our common stock under Section 382 at the time of adoption of the Preservation Plan on September 13, 2010, the Preservation Plan does not apply to the shares held by you at that time, but does impact your ability to increase your ownership under Section 382.

25.	Will I experience any of the dilutive effects under the Preservation Plan if I own less than 5% of the common stock under Section 382?

No, not unless you or your affiliate enters into a transaction or other agreement by which you or your affiliate would own 5% or more of our common stock under Section 382.

26.	Under the Preservation Plan, what is a Right?

In connection with the Preservation Plan, on September 13, 2010, our Board of Directors declared a dividend distribution of one preferred share purchase right (each a “Right” and together the “Rights”) for each outstanding share of our common stock, payable to holders of record on September 27, 2010. The Rights are not initially exercisable.

27.	How are my Rights evidenced before the Preservation Plan is triggered?

Unless and until the Preservation Plan is triggered and the Rights become exercisable, the Rights are essentially “stapled” to our common stock and are deemed to be represented solely by the common stock certificates or the book entry records for our common stock. The Rights may only be transferred with the corresponding shares of common stock. Also, Rights will be issued with any newly issued shares of our common stock.

28.	When would the Preservation Plan be triggered and the Rights first become exercisable?

The Rights currently are not exercisable. The Rights will “detach” from our common stock and become exercisable only if the Preservation Plan is triggered. This generally occurs upon the earlier of: (i) 10 business days following the public announcement that any person has acquired ownership of 5% or more of our common stock under Section 382; or (ii) 10 business days after the date of commencement of a tender offer or exchange that would result, upon consummation, in that person, entity or group owning 5% or more of our common stock under Section 382. For stockholders who currently hold 5% or more of our common stock under Section 382, any increase in ownership under Section 382 by more than one-tenth of one percent will trigger the Preservation Plan and cause the Rights to detach and become exercisable. Our Board of Directors can exempt transactions and persons from the impact of the Preservation Plan if it determines (i) that the person inadvertently became a “Section 382 five-percent shareholder” and such person promptly divests sufficient common stock so that such person is no longer a “Section 382 five-percent shareholder” or (ii) that the acquisition would not jeopardize our NOLs or is otherwise in the Company’s best interests. See Question and Answer 13, above.

29.	What happens if the Preservation Plan is triggered and the Rights detach and become exercisable?

After a triggering event under the Preservation Plan, each holder of a Right, other than the stockholder that triggered the Preservation Plan, its related persons, and transferees, will be entitled to purchase for $1.00 (the “Purchase Price”) (i) one one-millionth of a share of our Series A Participating Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”) (which, because of the nature of the Series A Preferred Stock’s dividend, liquidation and voting rights, should approximate the value of one share of common stock), or in lieu thereof at the discretion of the Board of Directors, (ii) a number of shares of common stock equal to the quotient of (x) one one-millionth of the Purchase Price divided by (y) 50% of the then-current market price of common stock, each subject to anti-dilution adjustments under the terms of the Preservation Plan. Therefore, the triggering of the Preservation Plan creates a substantial dilutive effect for the triggering stockholder. See also Questions and Answers 31 and 32, below, for other options available to our Board in the event the Preservation Plan is triggered.

30.	How are my Rights evidenced if the Preservation Plan is triggered?

If the Preservation Plan is triggered, the Rights will detach from each share of our common stock and certificates representing the rights (“Right Certificates”) will be distributed to the holders (except for an acquiring stockholder that triggers the Preservation Plan, its related persons, and transferees, who will not be able to exercise the Rights). After that time, the Rights will be solely evidenced by the Right Certificates and will trade separately from the common stock.

31.	How can the Rights be exercised after a triggering event?

If the Preservation Plan is triggered, the Rights Agent will mail Right Certificates representing the Rights to holders of record (except for the acquiring stockholder that triggered the Preservation Plan, its related persons, and transferees), who may then return a completed Form of Election to Purchase along with the payment of the exercise price.

32.	May our Board of Directors exchange the Rights following a triggering event?

Yes, after a triggering event and before the stockholder that triggered the Preservation Plan acquires 50% or more of the shares of our common stock, our Board may choose to “exchange” the Rights for shares of common stock at an exchange ratio of one share of common stock (or, at the option of the Board, fractional shares of Series A Preferred Stock with an aggregate current market price that equals the current market price of one share of common stock) per Right. The holders of Rights would not be required to pay an exercise price.  An exchange effected by our Board would likely give each holder of a Right fewer shares than the holder would receive under the method of exercise described in Question and Answer 31, above, and, therefore, would have a less dilutive effect on the stockholder who triggered the Preservation Plan.

33.	What rights do the Rights holders have?

Rights holders are not entitled to any additional rights as a stockholder, including voting or dividend rights, until a Right is exercised or exchanged as described in Questions and Answers 31 and 32, above.

34.	Where will the Rights be traded?

Before the Preservation Plan is triggered, the Rights are essentially “stapled” to the Company’s common stock and are deemed to be represented by the common stock certificates or the book entry records for the Company’s common stock. The Rights are attached to and trade with the Company’s common stock on the OTC Bulletin Board and the OTC Market Group, Inc.’s OTCQB tier. There is no separate trading market for the Rights.

35.	May our Board of Directors redeem the Rights and at what price?

In general, our Board may redeem the Rights at any time until the Rights become exercisable at a redemption price of $0.0001 per Right.

36.	May additional Rights be issued after the date the Preservation Plan was adopted?

As described in Question and Answer 27, above, before the Preservation Plan is triggered, all newly issued common stock will be issued with corresponding Rights.

If the Preservation Plan were triggered and Right Certificates were distributed, Rights would be issued in connection with future issuances of the common stock only in limited circumstances, such as (i) upon the exercise of stock options or under any employee benefit plan or arrangement or (ii) upon the exercise, conversion or exchange of securities.

37.	May our Board of Directors amend the provisions of the Preservation Plan?

As long as the Rights are redeemable, our Board of Directors has the flexibility to amend the terms of the Preservation Plan in any respect.  Once the Rights become exercisable and Right Certificates are distributed, our Board is free to amend the terms of the Preservation Plan so long as such amendment does not adversely affect the interests of holders of outstanding Rights.

Certain Considerations

As described above in “Background and Reasons for Proposals,” we have significant NOLs, which may be limited if an “ownership change” under Section 382 were to occur. Both the Charter Amendment and the Preservation Plan are important tools in preventing such an “ownership change” and, therefore, in protecting our ability to offset future taxable income, if any.

Effective as of September 13, 2010, we entered into the Preservation Plan between the Company and Computershare Trust Company, N.A., as rights agent. As described above, the Preservation Plan is designed to deter any person, entity or group from buying our common stock if the acquisition would result in a stockholder owning 5% or more of our outstanding common stock for purposes of Section 382 and to deter persons, entities or groups now owning more than 5% of our common stock under Section 382 from acquiring additional shares of our common stock without the approval of our Board of Directors. In this way, the Preservation Plan works to protect against an “ownership change” under Section 382 and it is applicable to all holders of our common stock. Because of the possible limitations on the enforceability of the Charter Amendment, as further described below, our Board believes it is in our and our stockholders’ best interests to approve the Preservation Plan.

We cannot assure you that the Preservation Plan will be effective in deterring all transfers that could result in such an “ownership change.” In particular, it will not protect against (i) an “ownership change” that may have occurred before the implementation of the Preservation Plan about which we are not aware due to delays in ownership reporting by stockholders; or (ii) an “ownership change” resulting from purchasers of shares who become “Section 382 five-percent shareholders” notwithstanding the Preservation Plan, either because the purchaser is unaware of the Preservation Plan or makes a conscious decision to discount the potential consequences under the Preservation Plan. In fact, one individual and his wife who owned more than 5% of our stock immediately prior to adoption of the Preservation Plan and were “grandfathered” under the Plan (see the definition of “Acquiring Person” and “Grandfathered Person” in Appendix A), became a “Section 382 five-percent shareholder” by continuing to purchase shares of our common stock after the Preservation Plan’s adoption. These individuals, who were unaware of the Preservation Plan’s existence, have agreed to divest shares and return their holdings to their pre-Plan level. This enabled the Board to determine that their purchases were inadvertent and to terminate their status as a “Section 382 five-percent shareholder.”   See the table of 5% shareholders beneath the heading “Principal Holders of Common Stock” in this proxy statement and note 4 to the table.

The Charter Amendment works as a complement to the Preservation Plan to assist in protecting the NOLs. Under the Preservation Plan, we currently do not have the ability to restrict transactions that could result in an “ownership change” under Section 382 and there is nothing we can do under the Preservation Plan to block the impact of any resulting ownership shift. Our Board of Directors believes the best interests of stockholders will be served by adopting the Charter Amendment, which is designed to restrict direct and indirect transfers of our stock if such transfers will affect the percentage of stock that is treated as owned by a “Section 382 five-percent shareholder.” In addition, the Charter Amendment includes a mechanism to block the impact of a transfer on the ownership shift while allowing purchasers to receive their money back from prohibited purchases. In order to implement these transfer restrictions, the Charter Amendment must be approved by our stockholders.

As noted above, there are limitations on the effectiveness and enforceability of the Charter Amendment. Although the Charter Amendment is intended to reduce the likelihood of an “ownership change” that could adversely affect us, we cannot assure you that such restrictions would prevent all transfers that could result in such an “ownership change.” Delaware law provides that transfer restrictions with respect to shares of common stock issued before the effectiveness of the Charter Amendment will be effective against (i) stockholders with respect to shares that were voted in favor of this proposal and (ii) transferees of shares that were voted in favor of this proposal if (A) the transfer restriction is conspicuously noted on the certificates or book entry records representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). Any shares of common stock issued after the Charter Amendment is effective will be issued with the transfer restriction conspicuously noted on the certificates or book entry record representing such shares and therefore under Delaware law such newly issued shares will be subject to the transfer restrictions. See “Enforceability” below.

The Charter Amendment is attached as Appendix A to this proxy statement and the full text of the Preservation Plan is attached as Appendix B to this proxy statement and as an exhibit to our Form 8-K. We urge you to read the Charter Amendment and the Preservation Plan in their entirety, as the discussion in this proxy statement is only a summary. The Charter Amendment will only become effective if approved by the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on that proposal at our 2011 annual meeting and the Rights under the Preservation Plan will expire and the Preservation Plan will terminate unless the Preservation Plan is approved by the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on that proposal at our 2011 annual meeting.

Enforceability

We intend to presume, with regard to each share of common stock issued before the effectiveness of the Charter Amendment, that such share was voted in favor of the Charter Amendment unless it is shown otherwise to our reasonable satisfaction.  In certain circumstances, we also intend to assert that stockholders have waived the right to challenge or are estopped from challenging the enforceability of the Charter Amendment, unless it is established, to our reasonable satisfaction, that the shares proposed to be transferred were not voted in favor of the Charter Amendment. However, it is possible that one or more stockholders could challenge the enforceability of the transfer restrictions contained in the Charter Amendment, and a court could find that the Charter Amendment is unenforceable, either in general or as applied to a particular stockholder or particular fact situation. This potential for litigation regarding the enforceability of the transfer restrictions may discourage investors from acquiring shares of our common stock. However, as we currently intend to retain our Preservation Plan in addition to the Charter Amendment, each subject to stockholder approval at our 2011 annual meeting, we think it unlikely that any investor will seek to exceed the limits included in our Preservation Plan and so will be unlikely to benefit from a challenge to our Charter Amendment.

Potential IRS Challenge

The amount of our NOLs has not been audited or otherwise validated by the IRS. The IRS could challenge the amount of the NOLs, which could reduce or eliminate the amount of our NOLs’ benefit. As mentioned above, calculating whether an “ownership change” has occurred is subject to uncertainty, both because of the complexity and ambiguity of Section 382 and because of limitations on a publicly traded company’s knowledge as to the ownership of, and transactions in, its securities. Therefore, we cannot assure you that the IRS will not claim that we experienced an “ownership change” and attempt to reduce or eliminate the benefit of our NOLs even if the Charter Amendment or the Preservation Plan is in place.

Potential Effects on Liquidity

The Charter Amendment and the Preservation Plan are both designed to deter a stockholder from acquiring, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our common stock may be limited as a result of the reduction in the class of potential acquirers for such common stock and a stockholder’s ownership of our common stock may become subject to the Charter Amendment or the Preservation Plan upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our stock approaches the proscribed level.

Potential Impact on Value

It is possible that the Preservation Plan and the transfer restrictions in the Charter Amendment could deter certain buyers, including persons who wish to acquire more than 5% of our common stock, and that this could result in diminished demand for and, therefore, potentially decrease the value of our common stock. We believe the value protected as a result of the preservation of the NOLs would outweigh any such potential decrease in the value of our common stock.

Potential Anti-Takeover Impact

The Charter Amendment and the Preservation Plan are designed to preserve the long-term value of our accumulated NOLs and are not intended to prevent a takeover of the Company. However, they could be deemed to have an “anti-takeover” effect because, among other things, they each restrict the ability of a person, entity or group to accumulate our common stock above the applicable thresholds without the approval of our Board of Directors and may discourage a merger, tender offer or change in control of the Company. The Company’s Certificate of Incorporation, as amended, and by-laws do not currently contain provisions designed to have an anti-takeover effect, and the Company does not presently intend to propose any anti-takeover measures in future proxy solicitations.

PROPOSAL 2

APPROVAL OF THE AMENDMENT TO THE TRIAD GUARANTY INC.
CERTIFICATE OF INCORPORATION

We are asking our stockholders to approve the Amendment to our Amended and Restated Certificate of Incorporation to impose certain restrictions on transfers of our common stock, that could otherwise adversely affect our ability to use the NOLs. Effective March 31, 2011, our board of directors declared advisable and approved, subject to the approval of our stockholders, the Charter Amendment, as part of our tax benefit preservation strategy. For more information regarding the Charter Amendment and our tax benefit preservation strategy, see “Background Information for Tax Benefit Preservation Proposals” above.

If our stockholders do not approve the Charter Amendment, the Charter Amendment will not become effective.

Description of Charter Amendment

The following is a summary of the proposed Charter Amendment. This summary is qualified in its entirety by reference to the full text of the proposed Charter Amendment, which is set forth in the accompanying Appendix A. Stockholders are urged to read in its entirety the proposed Charter Amendment set forth in the accompanying Appendix A.

Prohibited Transfers. The transfer restrictions contained in the proposed Charter Amendment generally will restrict any direct or indirect transfer of our common stock if the effect would be to:

•	increase the direct or indirect ownership of our stock under Section 382 by any person from less than 5% to 5% or more of our common stock; or

•
increase the percentage of our common stock owned directly or indirectly by any existing “Section 382 five-percent shareholder” as of the effective time of the Charter Amendment, subject to limited exceptions.

Transfers restricted by the Charter Amendment include sales to persons whose resulting percentage ownership (direct or indirect) of common stock would exceed the 5% threshold discussed above, or to persons whose direct or indirect ownership of common stock would by attribution cause another person to exceed such threshold. Complicated rules of constructive ownership, aggregation, segregation, combination and other ownership rules prescribed by the Code (and related regulations) apply in determining whether a person or group of persons constitutes a “Section 382 five-percent shareholder” and whether there exist “public groups,” each of which is treated as a “Section 382 five-percent shareholder.” For purposes of determining the existence and identity of, and the amount of common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of filings with the SEC of Schedules 13D, 13F and 13G (or any similar filings) as of any date, subject to our actual knowledge of the ownership of our common stock. The transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock. As a result of these rules, the transfer restrictions could result in prohibiting ownership (thus requiring dispositions) of our common stock as a result of a change in the relationship between two or more persons or entities, or of a transfer of an interest in an entity other than us, such as an interest in an entity that, directly or indirectly, owns our common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) in respect of our common stock to the extent that, in certain circumstances, creation, transfer or exercise of the option would result in a proscribed level of ownership.

Treatment of Existing Section 382 Five-Percent Shareholders.    Existing “Section 382 five-percent shareholders” as of the effective time of the Charter Amendment will not be required to sell their shares but generally will be restricted from increasing their ownership under Section 382. See Question and Answer 21, above.

Consequences of Prohibited Transfers.    Upon adoption of the Charter Amendment, any direct or indirect transfer in violation of the restrictions would be void as of the date of the purported transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the restrictions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such common stock, or in the case of options, receiving common stock in respect of their exercise. In this proxy statement, common stock purportedly acquired in violation of the transfer restrictions is referred to as “excess stock.” See Question and Answer 18 above.

In addition to the purported transfer being void as of the date of the purported transfer, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arms’ length transaction (or series of transactions) that would not constitute a violation under the transfer restrictions. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, will be distributed first to reimburse the agent for its costs and expenses, second to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the violative transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be distributed to the original transferor (or, if the original transferor cannot be readily identified, to a charity designated by our Board of Directors). If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any stockholder who knowingly violates the transfer restrictions will be liable for any and all damages suffered by us as a result of such violation, including any professional fees incurred in connection with addressing such violation.

With respect to any indirect or other transfer of common stock which does not involve a transfer of “securities” of the Company within the meaning of Delaware law but which would cause any “Section 382 five-percent shareholder” to violate the transfer restrictions, the following procedure will apply instead of those described above. In such case, no such “Section 382 five-percent shareholder” will be required to dispose of any interest that is not a security of the Company. Instead, such “Section 382 five-percent shareholder” and/or any person whose ownership of securities of the Company is attributed to such “Section 382 five-percent shareholder” will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such “Section 382 five-percent shareholder” not to be in violation of the transfer restrictions, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such “Section 382 five-percent shareholder” or such other person that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Modification and Waiver of Transfer Restrictions.    Our Board of Directors will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that such transfer will not be likely to limit the availability of the NOLs or is in the Company’s best interests. In deciding whether to grant a waiver, our Board may seek the advice of counsel and tax experts with respect to the preservation of our NOLs under Section 382. In addition, our Board may request relevant information from the acquirer and/or selling party in order to determine compliance with the Charter Amendment or the status of our federal income NOLs, including an opinion of counsel selected by our Board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of our NOLs under Section 382. In considering a waiver, we expect our Board to consider, among others, the following factors:

•	the impact of the proposed transfer on our Section 382 shift in ownership percentage;

•	the then-existing level of our Section 382 shift in ownership percentage;

•	the timing of the expected “roll-off” of our existing ownership shift;

•	the economic impact of any Section 382 limitation that might result, taking into account factors such as our current and expected market capitalization and cash position;

•	the impact on possible future issuances or purchases of our common stock by us; and

•	any changes or expected changes in applicable tax law.

If our Board decides to grant a waiver, it may impose conditions on the acquirer or selling party.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE CHARTER AMENDMENT.

PROPOSAL 3

APPROVAL OF THE TRIAD GUARANTY INC.
TAX BENEFITS PRESERVATION PLAN

We are asking our stockholders to approve our Tax Benefits Preservation Plan, which was adopted by our Board of Directors on September 13, 2010 as part of our tax benefit preservation strategy. The Preservation Plan is intended to deter certain acquisitions of our common stock, which could otherwise adversely affect our ability to use the NOLs. For more information regarding the Preservation Plan and our tax benefit preservation strategy, see “Background Information for Tax Benefit Preservation Proposals” above.

If our stockholders do not approve the Preservation Plan, the Preservation Plan will be terminated immediately following our 2011 annual meeting of stockholders.

Description of the Preservation Plan and Rights

The following is a summary of our Preservation Plan. This summary is qualified in its entirety by reference to the full text of the Preservation Plan, which is set forth in the accompanying Appendix B. Stockholders are urged to read in its entirety the Preservation Plan set forth in the accompanying Appendix B.

Dividend of Rights

Pursuant to the Preservation Plan, our Board of Directors declared a dividend of one Right for each outstanding share of our common stock. The dividend was paid on September 27, 2010 (the “Rights Record Date”) to the stockholders of record as of the close of business on that date. The Rights are not currently exercisable. If they were exercisable, each Right would entitle the registered holder to purchase one one-millionth of a share of our Series A Preferred Stock at the Purchase Price, subject to adjustment. See Question and Answer 26 above.

Unless and until the Preservation Plan is triggered and the Rights become exercisable, the Rights are essentially “stapled” to the common stock and are deemed to be represented solely by the common stock certificates or the book entry records for the common stock. The Rights may only be transferred with the corresponding shares of common stock. Also, Rights will be issued with any newly issued shares of our common stock.

Distribution Date

The Preservation Plan is triggered upon the earlier to occur of (i) the close of business on the tenth business day following the first date of public announcement that a person, entity or group (each, a “person”) has become an “Acquiring Person” (as described below); or (ii) the close of business on the tenth business day (or, except in certain circumstances, such later date as may be specified by our Board) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the person becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”). See also Question and Answer 28 above.

Acquiring Person

An Acquiring Person under the Preservation Plan is generally a person who acquires ownership of 5% or more of our common stock under Section 382. Any person that owned 5% or more of the outstanding shares of our common stock on September 13, 2010 will not be deemed an Acquiring Person unless and until such person increases its ownership of common stock by more than one-tenth of one percent. Under the Preservation Plan, our Board of Directors may, in its sole discretion, exempt any person from being deemed an Acquiring Person for purposes of the Preservation Plan if our Board determines that such person’s ownership of common stock will not jeopardize or endanger the availability of our NOLs or is otherwise in the Company’s best interests. See Question and Answer 13 above. For purposes of the Preservation Plan, ownership is determined pursuant to Section 382 and the underlying regulations of that section, and not by the definition of “beneficial ownership” set forth in Rule 13d-3 of the Exchange Act. See Question and Answer 6 above.

Terms of Rights

The Rights are not exercisable until the Distribution Date. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the “Right Certificates”) will be mailed to holders of record of the common stock as of the close of business on the Distribution Date and the Rights will thereafter be evidenced solely by such separate Right Certificates. The Rights will expire upon the earliest of: (i) the close of business on May 31, 2014 unless that date is advanced or extended; (ii) the time at which the Rights are redeemed or exchanged under the Preservation Plan; (iii) the final adjournment of our 2011 annual meeting of stockholders if stockholder approval of the Preservation Plan has not been received before such time; (iv) the repeal of Section 382 or any successor statute if our Board determines that the Preservation Plan is no longer necessary for the preservation of our NOLs; (v) the beginning of a taxable year to which our Board determines that no NOLs may be carried forward; or (vi) a date, prior to the Distribution Date, on which the Board determines that the Rights and the Preservation Plan are no longer necessary for the preservation or existence of the NOLs or are no longer in the best interests of the Company and its stockholders.

The number of outstanding Rights, the Purchase Price payable and the number of shares of Series A Preferred Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment in the event of any change in the common stock or Series A Preferred Stock, whether by reason of stock dividends, stock splits, reverse stock splits, recapitalization, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, as well as any distribution or issuance of cash, assets, options or warrants to holders of common stock or Series A Preferred Stock (other than distribution of the Rights or regularly scheduled dividends).

Terms of Preferred Stock

The following is a description of the Series A Preferred Stock underlying the Rights, which are not currently exercisable. When the Rights become exercisable, they convert to the right to purchase our common stock. See Question and Answer 29 above.

Shares of Series A Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Series A Preferred Stock will be entitled, when, as and if declared, to a minimum preferential dividend payment of an amount equal to 1,000,000 times the amount of dividends paid on one share of common stock. In the event of the Company’s liquidation, dissolution or winding up, the holders of the Series A Preferred Stock will be entitled to a minimum preferential payment of the greater of: (a) $1.00 per share (plus any accrued but unpaid dividends) or (b) an amount equal to 1,000,000 times the payment made per share of common stock.  Each share of Series A Preferred Stock will have 1,000,000 votes, voting together with the common stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of common stock are converted or exchanged, each share of Series A Preferred Stock will be entitled to receive 1,000,000 times the amount received per share of common stock. These rights are protected by customary antidilution provisions.

Because of the nature of the Series A Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-millionth interest in a share of Series A Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of common stock.

Exercise and Exchange of Rights

The Rights become exercisable upon the Distribution Date. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights will be mailed to holders of record of the common stock as of the close of business on the Distribution Date and the Rights will thereafter be evidenced solely by such separate Right Certificates. See Question and Answer 30 above. Each holder of a Right, other than Rights owned by the Acquiring Person, its related persons, and transferees (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right (including payment of the Purchase Price) a number of shares of common stock equal to the quotient of (x) one one-millionth of the Purchase Price divided by (y) 50% of the then-current market price of common stock. See Question and Answer 29, above.

At any time after any person becomes an Acquiring Person but before the acquisition by such Acquiring Person of ownership of 50% or more of the shares of common stock then outstanding, our Board of Directors may exchange the Rights other than Rights owned by such Acquiring Person, its related persons, and transferees (which will have become null and void), in whole or in part, for shares of common stock or Series A Preferred Stock, at an exchange ratio of one share of common stock, or a fractional share of preferred stock of equivalent value, per Right (subject to adjustment). See Question and Answer 32 above.

Adjustments; Redemption

No fractional shares of common stock or Series A Preferred Stock will be issued (other than fractions of Series A Preferred Stock which are integral multiples of one one-millionth of a share of Series A Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and instead an adjustment in cash will be made based on the current market price of the Series A Preferred Stock or the common stock.  At any time before the time an Acquiring Person becomes such, our Board may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”) payable, in cash, shares of common stock or such other form of consideration as our Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as our Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendments

For so long as the Rights are then redeemable, we may amend the Preservation Plan in any manner. After the Rights are no longer redeemable, we may amend the Preservation Plan in any manner that does not adversely affect the interests of holders of the Rights (other than the Acquiring Person, its related persons, and transferees).  Until a Right is exercised or exchanged, the holder thereof, as such, will have no additional rights as a stockholder, including, without limitation, the right to vote or to receive dividends.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE PRESERVATION PLAN.

PROPOSAL 4

PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed E&Y to serve as our independent registered public accounting firm for the year ending December 31, 2011.

Although stockholder ratification of the appointment of E&Y is not required by law, the Board is asking the stockholders to ratify the appointment of E&Y.  If the stockholders do not ratify the appointment, the Audit Committee will consider whether it should appoint another independent registered public accounting firm.

Representatives of E&Y are expected to be present, and to be available to respond to appropriate questions, at the annual meeting.  They will be provided the opportunity to make a statement if they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2011.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

Our consolidated financial statements for the year ended December 31, 2010 were audited by E&Y, our independent registered public accounting firm for that calendar year.  Set forth below are the aggregate fees that we paid or accrued for the audit and other services provided by E&Y to us for each of the years ended December 31, 2010 and 2009.

Audit Fees

The aggregate fees, including expenses reimbursed, billed by E&Y for professional services rendered for the audit of our consolidated financial statements, the reviews of our quarterly financial statements and the audits of our individual operating subsidiaries were $418,000 for calendar year 2010 and $428,000 for calendar year 2009.

Audit-Related Fees

The aggregate fees, including expenses reimbursed, billed by E&Y for assurance and related services reasonably related to the performance of the audit and review of our financial statements, and not reported in “Audit Fees” above, were $22,000 for calendar year 2010, which included an audit of our 401(k) plan.  During 2009, audit-related fees amounted to $27,000, which included the audit of the newly formed Severance Trust as required under the Employee Retirement Income Security Act, an audit of our 401(k) plan and an update of E&Y’s consent in connection with a 2009 Form S-8 filing relating to our 401(k) plan.

Tax Fees

For 2010, we paid E&Y $138,566 for tax fees, which included $42,000 for tax return preparation and research and $96,566 for tax planning relating to the potential utilization of the net operating loss carry forward.   For calendar year 2009, we paid E&Y $40,913 for tax research related to the treatment of the deferred payment obligations and the rules concerning the use of our net operating loss carryforwards.

All Other Fees

The aggregate fees, including expenses reimbursed, billed by E&Y for services rendered to us, other than the services described above, were $2,000 for calendar year 2010 and $1,950 for calendar year 2009. We paid these fees for a subscription to E&Y’s online accounting and reporting database.

The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for us by our independent registered public accounting firm, subject to the de minimus exceptions for non-audit services as provided for in the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC.  The Audit Committee may form and delegate authority to subcommittees, consisting of one or more members, to grant pre-approvals of permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting.  In calendar year 2010, all non-audit services were approved by the Audit Committee.

COMMUNICATIONS WITH DIRECTORS

Our Board of Directors believes that it is important for stockholders to have a means of communicating with the Board.  Accordingly, stockholders desiring to send a communication to the Board of Directors, or to a specific director, may do so by delivering a letter to our Secretary at Triad Guaranty Inc., 101 South Stratford Road, Winston-Salem, North Carolina 27104.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication,” as applicable. All such letters must identify the author as a stockholder and clearly state whether the intended recipients of the letter are all members of the Board of Directors or certain specified individual directors. The Secretary will open such communications and make copies, and then circulate them to the appropriate director or directors.

We strongly encourage all directors to attend the annual meetings of stockholders.  All five of our then-current directors were in attendance at the 2010 Annual Meeting of Stockholders.

CODE OF ETHICS

The Board of Directors has adopted a Code of Ethics for our principal executive and senior financial officers, which is available on our website at:  http://www.triadguaranty.com/pdf/Code%20of%20Ethics.pdf.  This Code supplements our Code of Conduct applicable to all employees and directors and is intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws as well as other matters. To the extent permissible under applicable law, the rules of the SEC or applicable listing standards, we also intend to post on our website any amendment to the Code of Ethics that requires disclosure under applicable law, SEC rules or applicable listing standards.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING OF STOCKHOLDERS

Stockholders intending to present a proposal for consideration at our next annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and our Certificate of Incorporation.  To be eligible for inclusion in our proxy statement, stockholder proposals must be received by us no later than December 17, 2011.  Notice to us of a stockholder proposal, other than director nominations, submitted otherwise than pursuant to Rule 14a-8 will be considered untimely if received by us after March 1, 2012, and the proxies named in the accompanying form of proxy may exercise discretionary voting power with respect to any such proposal as to which we do not receive a timely notice.  See General Nomination Right of All Stockholders above for information regarding submission of director nominations.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers or other nominee record holders may participate in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders living in the same household.  We will promptly deliver a separate copy of either document to any stockholder upon request submitted in writing to us at Triad Guaranty Inc., 101 South Stratford Road, Winston-Salem, North Carolina 27104, Attention: Secretary or by calling (800) 451-4872.  Any stockholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder, or contact us at the above address and telephone number.

OTHER MATTERS

We are not aware of any matters, other than those referred to herein, which will be presented at the meeting.  If any other appropriate business should properly be presented at the meeting, the proxies named in the accompanying form of proxy will vote the proxies in accordance with their best judgment.

EXPENSES OF SOLICITATION

All expenses incident to the solicitation of proxies by us will be paid by us.  In addition to solicitation by mail, arrangements have been made with brokerage houses and other custodians, nominees, and fiduciaries to send the proxy materials to their principals, and we will reimburse them for their reasonable out-of-pocket expenses in doing so.  Proxies may also be solicited personally or by telephone or email by our employees or directors.

FINANCIAL INFORMATION

Our annual report for the year ended December 31, 2010 is enclosed.  Upon written request, we will provide without charge to any stockholder of record or beneficial owner of our common stock a separate copy of our Annual Report on Form 10-K for the year ended December 31, 2010 (without exhibits), including financial statements, filed with the SEC.  Any such request should be directed to Bob Ogburn, our Vice President and Treasurer, at 101 South Stratford Road, Winston-Salem, North Carolina 27104.  We will furnish any exhibit to our Annual Report on Form 10-K upon receipt of payment for our reasonable expenses in furnishing such exhibit.

Winston-Salem, North Carolina
April 15, 2011

APPENDIX A

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION OF
TRIAD GUARANTY INC.

Triad Guaranty Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify that:

1.    This Certificate of Amendment to the Certificate of Incorporation, as amended, of the Corporation (the “Certificate of Incorporation”), has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

2.    This Certificate of Amendment to the Certificate of Incorporation amends Article FOURTH of the Certificate of Incorporation by adding new Division IV of Article FOURTH to read in its entirety as follows:

DIVISION IV

Transfer Restrictions

1.           Certain Definitions.   As used in this Division IV of Article FOURTH:

“5% Shareholder” means (i) a Person or group of Persons that is a “5-percent shareholder” of the Corporation pursuant to Treasury Regulation Section 1.382–2T(g) or (ii) a person that is a “first tier entity” or “higher tier entity” (as such terms are defined in Treasury Regulation Section 1.382-2T(f)) of the Corporation if that Person has a “public group” or individual, or a “higher tier entity” of that Person has a “public group” or individual, that is treated as a “5-percent shareholder” of the Corporation pursuant to Treasury Regulation Section 1.382-2T(g).

“Acquire” or “Acquisition” and similar terms mean the direct or indirect acquisition of record, legal, beneficial or any other ownership of Company Securities by any means, including (a) the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares or (b) the entering into of any swap, hedge or other arrangement that results in the acquisition of any of the economic consequences of ownership of Company Securities if, as a result of such direct or indirect acquisition, the acquirer would be considered an owner of Company Securities under the direct, indirect or constructive ownership rules of Section 382 of the Code.

“Acquiring Person” means any Person who or which is or becomes a 5% Shareholder (other than by reason of Treasury Regulation Section 1.382-2T(j)(3)(i) or solely as a result of a transaction in which no “5-percent shareholder” (as defined in Section 382 of the Code and Treasury Regulations thereunder) experiences an increase in its percentage stock ownership interest of the Corporation, as determined in accordance with Treasury Regulation Sections 1.382-2(a), 1.382-2T(g), (h), (j) and (k)), whether or not such Person continues to be a 5% Shareholder, but shall not include:

(i)          any Exempt Person;

(ii)         any Grandfathered Person;

(iii)        any Person who or which the board of directors determines, in its sole discretion, has inadvertently become a 5% Shareholder (or has inadvertently failed to continue to qualify as a Grandfathered Person), so long as such Person promptly enters into, and delivers to the Corporation, an irrevocable commitment promptly to divest and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient Company Securities so that such Person’s Percentage Stock Ownership is less than 5% (or, in the case of any Person who or which has inadvertently failed to continue to qualify as a Grandfathered Person, the Company Securities that caused such Person to so fail to qualify as a Grandfathered Person);

(iv)        any Person that has become a 5% Shareholder if the board of directors in good faith determines that such Person’s attainment of 5% Shareholder status has not jeopardized or endangered the Corporation’s utilization of the Tax Benefits or is otherwise in the best interests of the Corporation; provided that such Person does not increase its Percentage Stock Ownership over such Person’s lowest Percentage Stock Ownership immediately following such determination by the board of directors, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Corporation or (B) any redemption of Company Securities by the Corporation; and provided further that such Person shall be an “Acquiring Person” if, at any time, the board of directors makes a contrary determination in good faith;

(v)         any Person if, on the date that would have been (absent this clause (v) of the definition of “Acquiring Person”) a Stock Acquisition Date with respect to such Person, such Person does not Beneficially Own any Company Securities; and

(vi)        any Person that Beneficially Owns at least a majority of the Common Stock following consummation of a Qualified Offer.

 “Agent” shall have the meaning set forth in Section 3(b) of this Division IV of Article FOURTH.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own,” any securities (i) which such Person directly owns or (ii) which such Person would be deemed to constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

“Company Securities” means (a) shares of Common Stock, (b) shares of Preferred Stock (other than Straight Preferred Stock), (c) warrants, rights or options (including any interest treated as an option pursuant to Treasury Regulation Section 1.382-4(d)(9)) to acquire stock (other than Straight Preferred Stock) of the Corporation, and (d) any other interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation Section 1.382–2T(f)(18).

 “Controlled Person” shall have the meaning set forth in Section 3(f) of this Division IV of Article FOURTH.

“Effective Date” means the date of filing of the Certificate of Amendment to the Certificate of Incorporation first containing this provision.

“Excess Securities” shall have the meaning set forth in Section 3(a) of this Division IV of Article FOURTH.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exempt Person” means the Corporation, any subsidiary of the Corporation (in each case including, without limitation, in any fiduciary capacity), any employee benefit plan or compensation arrangement of the Corporation or of any subsidiary of the Corporation, or any entity or trustee holding Company Securities to the extent organized, appointed or established by the Corporation or any subsidiary of the Corporation for or pursuant to the terms of any such employee benefit plan or compensation arrangement.

 “Grandfathered Person” means:

(i)
any Person who would otherwise qualify as an Acquiring Person as of immediately prior to the Effective Date, unless and until such Person’s Percentage Stock Ownership shall be increased by more than one-tenth of one percentage point over such Person’s Percentage Stock Ownership immediately prior to the Effective Date or, if lower, such Person’s Percentage Stock Ownership thereafter, other than any increase pursuant to or as a result of (A) the exercise of any option, warrant or convertible instrument to purchase Company Securities that such Person held as of immediately prior to the Effective Date, (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Corporation or (C) any redemption or repurchase of Company Securities by the Corporation; and

(ii)
any Person who would otherwise qualify as an Acquiring Person as a result of a redemption or repurchase of Company Securities by the Corporation, unless and until such Person’s Percentage Stock Ownership shall be increased by more than one-tenth of one percentage point over such Person’s lowest Percentage Stock Ownership on or after the date of such redemption or repurchase, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Corporation or (B) any subsequent redemption or repurchase of Company Securities by the Corporation.

“Percentage Stock Ownership” means the percentage stock ownership interest of the Corporation, as determined in accordance with Treasury Regulation Sections 1.382-2(a)(3), 1.382–2T(g), (h), (j) and (k); provided that for the sole purpose of determining the percentage stock ownership of any entity (and not for the purpose of determining the percentage stock ownership of any other Person), Company Securities held by such entity shall not be treated as no longer owned by such entity pursuant to Treasury Regulations Section 1.382-2T(h)(2)(i)(A).

“Person” means an individual, corporation, estate, trust, association, limited liability company, partnership, governmental entity, or other entity, or any group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Treasury Regulation Section 1.382–3(a)(1)(i) and shall include any successor (by merger or otherwise) of such entity.

“Prohibited Distributions” shall have the meaning set forth in Section 3(b) of this Division IV of Article FOURTH.

“Prohibited Transfer” shall have the meaning set forth in Section 2(a) of this Division IV of Article FOURTH.

 “Purported Transferee” shall have the meaning set forth in Section 3(a) of this Division IV of Article FOURTH.

“Qualified Offer” shall mean an offer determined by a majority of the board of directors to have each of the following characteristics with respect to the Common Stock:

(i)	a tender or exchange offer for all of the outstanding shares of Common Stock at the same per-share consideration;

(ii)	an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(iii)
an offer that is conditioned on a minimum of at least a majority of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable; and

(iv)
an offer pursuant to which the Person making such offer has announced that it intends, as promptly as practicable upon successful completion of the offer, to consummate a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same form and amount of consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any.

“Request” shall have the meaning set forth in Section 2(b) of this Division IV of Article FOURTH.

“Restriction Release Date” means such date, after the Effective Date, that (i) is the first day of a taxable year of the Corporation as to which the board of directors determines that no Tax Benefits may be carried forward, (ii) the repeal of Section 382 or any successor statute occurs if the board of directors determines that Section 2(a) of this Division IV of Article FOURTH is no longer necessary for the preservation of Tax Benefits, or (iii) is such date as the board of directors determines that Section 2(a) of this Division IV of Article FOURTH is no longer necessary for the preservation or existence of the Tax Benefits or is no longer in the best interests of the Corporation and its stockholders.

“Restricted Holder” means a Person that is proposing to Acquire Company Securities, and after such proposed Acquisition of Company Securities, would be an Acquiring Person.

“Securities Act” means the Securities Act of 1933, as amended.

“Security” or “Securities” shall have the meaning set forth in Section 3(d) of this Division IV of Article FOURTH.

“Stock Acquisition Date” means the date of the first public announcement (including the filing of a report on Schedule 13D or Schedule 13G under the Exchange Act (or any similar or successor report)) by the Corporation or an Acquiring Person indicating that an Acquiring Person has become such.

“Straight Preferred Stock” means Preferred Stock that is not treated as stock pursuant to Treasury Regulation Section 1.382-2(a)(3).

“Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, of the Corporation or any of its subsidiaries.

“Transfer” means any direct or indirect Acquisition, sale, transfer, assignment, conveyance, pledge or other disposition or other action in any manner whatsoever, whether voluntary or involuntary, by operation of law or otherwise, by any Person that alters the Percentage Stock Ownership of any Person, or any attempt to do any of the foregoing. A Transfer shall also include the creation or grant of an option (including within the meaning of Treasury Regulation Section 1.382–2T(h)(4)(v)). A Transfer shall include a repurchase of Company Securities by the Corporation but shall not include an issuance or grant of Company Securities by the Corporation.

“Treasury Regulation” means any final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.

2.           Transfer Restrictions.

(a)    In order to preserve the Tax Benefits, from and after the Effective Date and before the Restriction Release Date, no Transfer other than to the Corporation shall be permitted, and any such purported Transfer shall be null and void ab initio, as to the amount of any such purported Transfer of Company Securities that causes, after giving effect to such purported Transfer (or any series of Transfers of which such Transfer is a part), any Person to become an Acquiring Person (a “Prohibited Transfer”).  The prior sentence is not intended to prevent the Company Securities from being DTC-eligible and shall not preclude the settlement of any transactions in the Company Securities entered into through the facilities of a national securities exchange or any national securities quotation system, provided, that if the settlement of the transaction would result in a Prohibited Transfer, such Transfer shall nonetheless be a Prohibited Transfer.

(b)    The restrictions contained in this Division IV of Article FOURTH are for the purposes of reducing the risk that any “ownership change” (as defined in the Code) of the Company Securities may limit the Corporation’s ability to utilize its Tax Benefits.  In connection therewith, and to provide for effective policing of these provisions, a Restricted Holder who proposes to Acquire Company Securities shall, before the date of such proposed Acquisition, request in writing (a “Request”) that the board of directors of the Corporation review such proposed Acquisition and authorize or not authorize such proposed Acquisition in accordance with this Section 2(b) of Division IV of Article FOURTH. A Request shall be made in accordance with this Section 2(b) of Division IV of Article FOURTH and shall be delivered by fax and by registered mail, return receipt requested, to the Secretary of the Corporation at the principal executive offices of the Corporation. Such Request shall be deemed to have been received by the Corporation only when actually received by the Corporation. To be made in accordance with this Section 2(b) of Division IV of Article FOURTH, a Request shall include (i) the name, address and telephone number of the Restricted Holder, (ii) a description of the Restricted Holder’s existing direct and indirect ownership of Company Securities, together with such ownership of all affiliates and associates of the Restricted Holder, (iii) a description of the Company Securities that the Restricted Holder proposes to Acquire, (iv) the date on which such proposed Acquisition is expected to take place (or, if such Acquisition is proposed to be made in a transaction on a national securities exchange or any national securities quotation system, a statement to that effect), (v) the name, address and telephone number of the proposed transferor of the Company Securities that the Restricted Holder proposes to Acquire (or, if such Acquisition is proposed to be made in a transaction on a national securities exchange or any national securities quotation system, a statement to that effect), (vi) a reasonably detailed description of the Acquisition, and (vii) a request that the board of directors authorize, if appropriate, such Acquisition pursuant to this Section 2(b) of Division IV of Article FOURTH. The board of directors may authorize an Acquisition by a Restricted Holder if it determines in its sole discretion that such Acquisition will not be likely to directly or indirectly limit the availability to the Corporation of the Tax Benefits or is otherwise in the best interests of the Corporation and, in such case, the restrictions set forth in this Section 2(a) of Division IV of Article FOURTH shall not apply to such Acquisition. If the board of directors authorizes an Acquisition by a Restricted Holder, it may, in its sole discretion, deem such Restricted Holder to be a Grandfathered Person under this Division IV of Article FOURTH.  Any determination by the board of directors not to authorize a proposed Acquisition by a Restricted Holder shall cause such proposed Acquisition to be deemed a Prohibited Transfer. Any determination to authorize a proposed Acquisition by a Restricted Holder granted hereunder may be granted in whole or in part, and may be subject to any limitations or conditions (including restrictions on the ability of the Restricted Holder to subsequently transfer Company Securities acquired through such authorized Acquisition), in each case as and to the extent the board of directors shall determine in its sole discretion. In addition, the board of directors may, in its sole discretion, require representations from the Restricted Holder or an opinion of counsel to be rendered by counsel selected by the board of directors, that the Transfer will not result in the application of any Section 382 limitation on the use of the Tax Benefits or other matters that the board of directors may determine. Any Restricted Holder who makes a Request to the board of directors shall reimburse the Corporation, on demand, for all costs and expenses incurred by the Corporation with respect to any proposed Acquisition of Company Securities, including the Corporation’s costs and expenses incurred in determining whether to authorize the proposed Acquisition, which costs may include any expenses of counsel and/or tax advisors engaged by the board of directors to advise the board of directors or deliver an opinion thereto.

3.           Treatment of Excess Securities.

(a)    No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Company Securities that are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of a stockholder of the Corporation, including the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof. Once the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, such Company Securities shall cease to be Excess Securities.

(b)    If the board of directors determines that a Prohibited Transfer has been recorded by an agent or employee of the Corporation notwithstanding the prohibition in Section 3(a) of this Division IV of Article FOURTH, such recording and the Prohibited Transfer shall be null and void ab initio and have no legal effect and, upon written demand by the Corporation, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any dividends or other distributions that were received by the Purported Transferee from the Corporation with respect to the Excess Securities (the “Prohibited Distributions”), to an agent designated by the board of directors (the “Agent”).  In the event of an attempted Prohibited Transfer involving the purchase or Acquisition of Company Securities in violation of this Division IV of Article FOURTH by a Restricted Holder, the Agent shall thereupon sell to a buyer or buyers, which may include the Corporation or the purported transferor, the Excess Securities transferred to it in one or more arm’s-length transactions (including over a national securities exchange or national securities quotation system on which the Company Securities may be traded); provided, however, that the Agent, in its sole discretion, shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if the Agent determines such sale or sales could disrupt the market for the Company Securities, could adversely affect the value of the Company Securities or may be in violation of applicable securities laws.  If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender the Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, unless the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 3(c) of this Division IV of Article FOURTH if the Agent, rather than the Purported Transferee, had resold the Excess Securities.

(c)    The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee had previously resold the Excess Securities, any amounts received by it from a Purported Transferee, as follows: (i) first, to reimburse itself to the extent necessary to cover its costs and expenses incurred in accordance with its duties hereunder; (ii) second, to reimburse the Purported Transferee for the amounts paid by the Purported Transferee for the Excess Securities (or in the case of any Prohibited Transfer by gift, devise or inheritance or any other Prohibited Transfer without consideration, the fair market value, calculated on the basis of the closing market price for the Company Securities on the day before the Prohibited Transfer), and (iii) third, the remainder, if any, to the original transferor, or, if the original transferor cannot be readily identified, to an entity designated by the Corporation’s board of directors that is described in Section 501(c) of the Code, contributions to which must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.  The recourse of any Purported Transferee with respect to any Prohibited Transfer shall be limited to the amount payable to the Purported Transferee pursuant to clause (ii) of this Section 3(c) of Division IV of Article FOURTH.  Except as may be required by law, in no event shall the proceeds of any sale of Excess Securities pursuant to this Division IV of Article FOURTH inure to the benefit of the Corporation or the Agent, except to the extent used to cover expenses incurred by the Agent in performing its duties hereunder.

(d)    In the event of any Transfer to the Corporation, or any Transfer that does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”), that would in either case cause (i) any Person to become an Acquiring Person or (ii) the Percentage Stock Ownership interest of any Acquiring Person to increase, the application of Sections 3(b) and 3(c) of Division IV of Article FOURTH shall be modified as described in this Section 3(d) of Division IV of Article FOURTH.  In such case, no such Acquiring Person shall be required to dispose of any interest that is not a Security, but such Acquiring Person and/or any Person whose ownership of Securities is attributed to such Acquiring Person shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such Acquiring Person, after such disposition, not to be in violation of this Division IV of Article FOURTH.  Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Section 3(b) and Section 3(c) of Division IV of Article FOURTH, except that the maximum aggregate amount payable either to such Acquiring Person, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer.  All expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such Acquiring Person or such other Person. The purpose of this Section 3(d) of Division IV of Article FOURTH is to extend the restrictions in Section 2(a) and Section 3(a) of Division IV of Article FOURTH to situations in which there is an Acquiring Person without a direct Transfer of Securities, and this Section 3(d) of Division IV of Article FOURTH, along with the other provisions of this Division IV of Article FOURTH, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Company Securities.

(e)    If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty (30) days from the date on which the Corporation makes a demand pursuant to Section 3(b) of this Division IV of Article FOURTH or any written demand with respect to a deemed disposition pursuant to Section 3(d) of this Division IV of Article FOURTH, then the Corporation may take any actions it deems necessary to enforce the provisions hereof, including the institution of legal proceedings to compel such surrender.

(f)    If any Person shall knowingly violate, or knowingly cause any other Person under control of such Person (a “Controlled Person”) to violate this Division IV of Article FOURTH (including failure to surrender the Excess Securities or the proceeds of a sale thereof as demanded by the Corporation pursuant to Section 3(e) of this Division IV of Article FOURTH), then that Person and any Controlled Person shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all losses and damages suffered as a result of such violation, including any attorneys’ and auditors’ fees incurred in connection with such violation.

4.           Legends; Compliance.

(a)    All certificates reflecting Company Securities on or after the Effective Date shall, until the Restriction Release Date, bear a conspicuous legend in substantially the following form:

THE TRANSFER OF SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTION PURSUANT TO DIVISION IV OF ARTICLE FOURTH OF THE CERTIFICATE OF INCORPORATION OF TRIAD GUARANTY INC., AS AMENDED, A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS. IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER THE EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT.

(b)    The Corporation shall have the power to make appropriate notations upon its stock transfer records and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this Division IV of Article FOURTH for any uncertificated Company Securities or Company Securities held in an indirect holding system. As a condition to the registration of the Transfer of any Company Securities, any Person who is a beneficial, legal or record holder of Company Securities, and any proposed transferee of such Company Securities and any Person controlling, controlled by or under common control with the proposed transferee of such Company Securities, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Division IV of Article FOURTH or the status of the Tax Benefits of the Corporation.

(c)    Nothing contained in this Division IV of Article FOURTH shall limit the authority of the board of directors of the Corporation to take such other action to the extent permitted by law as it deems necessary or advisable to preserve the Corporation’s Tax Benefits. The board of directors of the Corporation shall have the power to determine all matters necessary for determining compliance with this Division IV of Article FOURTH, including determining (i) the identification of 5% Shareholders, Acquiring Persons, Exempt Persons, Grandfathered Persons and Restricted Holders, (ii) whether a Transfer or proposed Transfer is a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any Acquiring Persons, 5% Shareholders, Exempt Persons, Grandfathered Persons and Restricted Holders, (iv) whether an instrument constitutes a Company Security, (v) the amount (or fair market value) due to a Purported Transferee, (vi) whether compliance with any restriction or limitation on stock ownership and Transfers are no longer required for preservation of Tax Benefits, (vii) the interpretation of the provisions of this Division IV of Article FOURTH and the applicability to stockholders of the Corporation of the restrictions on Transfer set forth herein, including the establishment of presumptions and procedures related thereto, and the correction or clarification of any errors or ambiguities therein, and (viii) any other matters which the board of directors deems relevant.  Without limiting the generality of the foregoing, for the purposes of determining the existence and identity of, and the amount of Company Securities owned by, any Person, the Corporation and the board of directors are entitled to rely on (a) the existence and absence of filings of Schedule 13D, Schedule 13F, or Schedule 13G under the Exchange Act (or any similar schedules) as of any date, and (b) its actual knowledge of the ownership of the Company Securities.  In the case of an ambiguity in the application of any of the provisions of this Division IV of Article FOURTH, including any definition used herein, the board of directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event that this Division IV of Article FOURTH requires an action by the board of directors but fails to provide specific guidance with respect to such action, the board of directors shall have the power to determine the action to be taken so long as such action is not contrary to the express provisions of this Division IV of Article FOURTH.  All such actions, calculations, interpretations and determinations that are done or made by the board of directors in good faith shall be final, conclusive and binding on the Corporation, the Agent, and all other parties to a Transfer.  The board of directors may delegate all or any portion of its duties and powers under this Division IV of Article FOURTH to a committee of the board of directors as it deems advisable or necessary.

(d)    Nothing contained in this Division IV of Article FOURTH shall be construed to give any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Division IV of Article FOURTH. This Division IV of Article FOURTH shall be for the sole and exclusive benefit of the Corporation and the Agent.

(e)    With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent provided under this Division IV of Article FOURTH, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party, and (ii) no alteration, modification, or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

(f)    If any provision of this Division IV of Article FOURTH or the application of any such provision to any Person or under any circumstances shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Division IV of Article FOURTH.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Certificate of Amendment to the Corporation’s Certificate of Incorporation, as amended, has been executed by a duly authorized officer of the Corporation on this ____________day of __________________ 2011.
2011.

Triad Guaranty Inc.

By:

APPENDIX B

TAX BENEFITS PRESERVATION PLAN

dated as of

September 13, 2010

between

TRIAD GUARANTY INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.,

as Rights Agent

TAX BENEFITS PRESERVATION PLAN

TAX BENEFITS PRESERVATION PLAN (this “Plan”) dated as of September 13, 2010, between Triad Guaranty Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).

WITNESSETH

WHEREAS, (a) the Company and certain of its Subsidiaries have generated certain potential Tax Benefits (as defined below) for United States federal income tax purposes; (b) the Company desires to avoid an “ownership change” within the meaning of Section 382 (as defined below), and thereby preserve the Company’s ability to utilize such Tax Benefits, and (c) in furtherance of such objective, the Company desires to enter into this Plan;

WHEREAS, on September 13, 2010, the Board of Directors of the Company authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as defined below) outstanding at the close of business (as defined below) on September 27, 2010 (the “Record Date”) and authorized the issuance, upon the terms and subject to the conditions herein, of one Right (subject to adjustment) in respect of each share of Common Stock issued after the Record Date, each Right representing the right to purchase, upon the terms and subject to the conditions herein, one one-millionth (subject to adjustment) of a share of Preferred Stock (as defined below);

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.           Definitions.  The following terms, as used herein, have the following meanings:

“5% Shareholder” means (i) a Person or group of Persons that is a “5-percent shareholder” of the Company pursuant to Treasury Regulation Section 1.382-2T(g) or (ii) a Person that is a “first tier entity” or “higher tier entity” (as such terms are defined in Treasury Regulation Section 1.382-2T(f)) of the Company if that Person has a “public group” or individual, or a “higher tier entity” of that Person has a “public group” or individual, that is treated as a “5-percent shareholder” of the Company pursuant to Treasury Regulation Section 1.382-2T(g).

 “Acquiring Person” means any Person who or which is or becomes a 5% Shareholder (other than by reason of Treasury Regulation Section 1.382-2T(j)(3)(i) or solely as a result of a transaction in which no “5-percent shareholder” (as defined in Section 382 of the Code and Treasury Regulations thereunder) experiences an increase in its percentage stock ownership interest of the Company, as determined in accordance with Treasury Regulation Sections 1.382-2(a), 1.382- 2T(g), (h), (j) and (k)), whether or not such Person continues to be a 5% Shareholder, but shall not include:

(i)           any Exempt Person;

(ii)          any Grandfathered Person;

(iii)        any Person who or which the Board determines, in its sole discretion, as inadvertently become a 5% Shareholder (or has inadvertently failed to continue to qualify as a Grandfathered Person), so long as such Person promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient Company Securities so that such Person’s Percentage Stock Ownership is less than 5% (or, in the case of any Person who or which has inadvertently failed to continue to qualify as a Grandfathered Person, the Company Securities that caused such Person to so fail to qualify as a Grandfathered Person;

(iv)        any Person that has become a 5% Shareholder if the Board in good faith determines that such Person’s attainment of 5% Shareholder status has not jeopardized or endangered the Company’s utilization of the Tax Benefits or is otherwise in the best interests of the Company; provided that such Person does not increase its Percentage Stock Ownership over such Person’s lowest Percentage Stock Ownership immediately following such determination by the Board, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (B) any redemption of Company Securities by the Company; and provided further that such Person shall be an “Acquiring Person” if, at any time, the Board makes a contrary determination in good faith;

(v)        any Person if, on the date that would have been (absent this clause (v) of the definition of “Acquiring Person”) a Stock Acquisition Date with respect to such Person, such Person does not Beneficially Own any Company Securities; and

(vi)        any Person that Beneficially Owns at least a majority of the Common Stock following consummation of a Qualified Offer.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person.  For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such Person, whether through the ownership of voting securities by contract or otherwise.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own,” any securities (i) which such Person directly owns or (ii) which such Person would be deemed to constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder.

“Board” means the Board of Directors of the Company.

“Book Entry” shall mean an uncertificated book entry for the Common Stock.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“close of business” on any given date means 5:00 p.m., New York City time, on such date; provided that if such date is not a Business Day “close of business” means 5:00 p.m., New York City time, on the next succeeding Business Day.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

“Common Stock” means the Common Stock, par value $0.01 per share, of the Company.

“Company” has the meaning provided to it in the Preamble of this Plan.

“Company Securities” means (i) shares of Common Stock, (ii) shares of preferred stock (other than Straight Preferred Stock) of the Company, (iii) warrants, rights, or options (including any interest treated as an option pursuant to Treasury Regulation Section 1.382-4(d)(9)) to acquire stock (other than Straight Preferred Stock) of the Company and (iv) any other interest that would be treated as “stock” of the Company pursuant to Treasury Regulation Section 1.382- 2T(f)(18).

“Distribution Date” means the earlier of (i) the close of business on the tenth Business Day after a Stock Acquisition Date and (ii) the close of business on the tenth Business Day (or such later day as may be designated prior to a Stock Acquisition Date by the Board) after the date of the commencement of a tender or exchange offer by any Person if, upon consummation thereof, such Person would or could be an Acquiring Person; provided however, that if either of such dates occurs after the public announcement of this Plan and on or prior to the Record Date, then the Distribution Date shall be the Record Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, unless otherwise expressly specified.

“Exchange Ratio” has the meaning provided to it in Section 20 of this Plan.

“Exempt Person” means the Company, any Subsidiary of the Company (in each case including, without limitation, in any fiduciary capacity), any employee benefit plan or compensation arrangement of the Company or of any Subsidiary of the Company, or any entity or trustee holding Company Securities to the extent organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement.

“Expiration Date” means the earliest of (i) the Final Expiration Date, (ii) the time at which all Rights are redeemed as provided in Section 19 or exchanged as provided in Section 20, (iii) the first day of a taxable year of the Company as to which the Board of Directors determines that no Tax Benefits may be carried forward, (iv) a date prior to a Stock Acquisition Date on which the Board of Directors determines that the Rights and the Plan are no longer necessary for the preservation or existence of the Tax Benefits or are no longer in the best interests of the Company and its stockholders, (v) the failure of the stockholders to approve the Plan at the 2011 annual meeting of the Company’s stockholders, and (vi) the repeal or amendment of Section 382 or any successor statute, if the Board of Directors determines that this Plan is no longer necessary for the preservation of Tax Benefits.

“Final Expiration Date” means May 31, 2014.

“Grandfathered Person” means:

(i)
any Person who would otherwise qualify as an Acquiring Person as of immediately prior to the public announcement of this Plan, unless and until such Person’s Percentage Stock Ownership shall be increased by more than one-tenth of one percentage point over such Person’s Percentage Stock Ownership immediately prior to the public announcement of this Plan or, if lower, such Person’s Percentage Stock Ownership thereafter, other than any increase pursuant to or as a result of (A) the exercise of any option, warrant or convertible instrument to purchase Company Securities that such Person held as of immediately prior to the public announcement of this Plan, (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (C) any redemption or repurchase of Company Securities by the Company; and

(ii)
any Person who would otherwise qualify as an Acquiring Person as a result of a redemption or repurchase of Company Securities by the Company, unless and until such Person’s Percentage Stock Ownership shall be increased by more than one-tenth of one percentage point over such Person’s lowest Percentage Stock Ownership on or after the date of such redemption or repurchase, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (B) any subsequent redemption or repurchase of Company Securities by the Company.

“Percentage Stock Ownership” means the percentage stock ownership interest of the Company, as determined in accordance with Treasury Regulation Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k); provided that for the sole purpose of determining the percentage stock ownership of any entity (and not for the purpose of determining the percentage stock ownership of any other Person), Company Securities held by such entity shall not be treated as no longer owned by such entity pursuant to Treasury Regulation Section 1.382- 2T(h)(2)(i)(A).

“Person” means any individual, firm, corporation, partnership, trust association, limited liability company, limited liability partnership, governmental entity, or other entity, or any group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity.

“Plan” has the meaning provided to it in the Preamble of this Plan.

“Preferred Stock” means the Series A Participating Preferred Stock, $0.01 par value per share, of the Company, having the terms set forth in the form of certificate of designation attached hereto as Exhibit A.

“Purchase Price” means the price (subject to adjustment as provided herein) at which a holder of a Right may purchase one one-millionth of a share of Preferred Stock (subject to adjustment as provided herein) upon exercise of a Right, which price shall initially be $1.00.

“Qualified Offer” shall mean an offer determined by a majority of the Board to have each of the following characteristics with respect to the Common Stock:

(i)	a tender or exchange offer for all of the outstanding shares of Common Stock at the same per-share consideration;

(ii)	an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(iii)
an offer that is conditioned on a minimum of at least a majority of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable; and

(iv)
an offer pursuant to which the Person making such offer has announced that it intends, as promptly as practicable upon successful completion of the offer, to consummate a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same form and amount of consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any.

“Record Date” has the meaning provided to it in the Recitals of this Plan.

“Redemption Price” has the meaning provided to it in Section 19 of this Plan.

“Right” has the meaning provided to it in the Recitals of this Plan.

“Right Certificate” has the meaning provided to it in Section 4 of this Plan.

“Rights Agent” has the meaning provided to it in the Preamble of this Plan.

“Section 382” means Section 382 of the Code, or any comparable successor provision.

“Securities Act” means the Securities Act of 1933, as amended, unless otherwise expressly specified.

“Stock Acquisition Date” means the date of the first public announcement (including the filing of a report on Schedule 13D or Schedule 13G under the Exchange Act (or any similar or successor report)) by the Company or an Acquiring Person indicating that an Acquiring Person has become such.

“Straight Preferred Stock” means preferred stock that is not treated as stock pursuant to Treasury Regulation Section 1.382-2(a)(3).

“Subsidiary” of any Person means any other Person of which securities or other ownership interests having ordinary voting power, in the absence of contingencies, to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such first Person.

“Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries.

“Trading Day” means a day on which the principal national securities exchange or over-the-counter market on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange or over-the-counter market, a Business Day.

“Treasury Regulation” means any final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.

“Trust” has the meaning provided to it in Section 20 of this Plan.

“Trust Agreement” has the meaning provided to it in Section 20 of this Plan.

Section 2.               Other Definitional and Interpretative Provisions.  The words “hereof”, “herein” and “hereunder” and words of like import used in this Plan shall refer to this Plan as a whole and not to any particular provision of this Plan.  Descriptive headings of the several sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.  References to Sections and Exhibits are to Sections and Exhibits of this Plan unless otherwise specified.  All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Plan as if set forth in full herein.  Any capitalized terms used in any Exhibit but not otherwise defined therein shall have the meaning as defined in this Plan.  Any singular term in this Plan shall be deemed to include the plural, and any plural term the singular.  Whenever the words “include”, “includes” or “including” are used in this Plan, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.  “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.  References to any statute, rules or regulations shall be deemed to refer to such statute, rules or regulations as amended from time to time and to any successors thereto.

Section 3.              Issuance of Rights and Right Certificates.  (a) As soon as practicable after the Record Date, the Company will send a summary of the Rights substantially in the form of Exhibit B hereto, by first class mail, postage prepaid, to each record holder of the Common Stock as of the close of business on the Record Date.  Certificates for the Common Stock issued after the Record Date but prior to the earlier of a Distribution Date and the Expiration Date shall have printed or written on or otherwise affixed to them the following legend:

This certificate also evidences certain Rights as set forth in a Tax Benefits Preservation Plan between Triad Guaranty Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent, dated as of September 13, 2010, and as amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company.  The Company will mail to the holder of this certificate a copy of the Plan without charge promptly after receipt of a written request therefor.  Under certain circumstances, as set forth in the Plan, such Rights may be evidenced by separate certificate instead of by this certificate and may be redeemed or exchanged or may expire.

As set forth in the Plan, Rights issued or transferred to, or Beneficially Owned by, any Person who is, was or becomes an Acquiring Person (as such terms are defined in the Plan), whether currently Beneficially Owned by or on behalf of such Person or by any subsequent holder, may be null and void to the extent provided in the Plan, including without limitation Section 6(e) thereof.

With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the registered holder of such shares in accordance with applicable law.

(b)           Prior to a Distribution Date, (i) the Rights will be evidenced by certificates for the Common Stock (or by Book Entry shares in respect of such Common Stock) and not by separate Right Certificates (as hereinafter defined) and the registered holders of the Common Stock shall be deemed to be the registered holders of the associated Rights, and (ii) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock.

(c)           From and after a Distribution Date, the Rights will be evidenced solely by separate Right Certificates and will be transferable only in connection with the transfer of the Right Certificates pursuant to Section 5.  As soon as practicable after the Company has notified the Rights Agent of the occurrence of a Distribution Date, the Rights Agent will send, by first class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person), one or more Right Certificates evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held.  If an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 9, the Company shall, at the time of distribution of the Right Certificates, make the necessary and appropriate rounding adjustments in accordance with Section 11(a) so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.

(d)           Rights shall be issued in respect of all shares of Common Stock outstanding as of the Record Date or issued (on original issuance or out of treasury) after the Record Date but prior to the earlier of a Distribution Date and the Expiration Date.  In addition, in connection with the issuance or sale of shares of Common Stock following a Distribution Date and prior to the Expiration Date, the Company (x) shall, with respect to shares of Common Stock so issued or sold (i) pursuant to the exercise of stock options or under any employee plan or arrangement or (ii) upon the exercise, conversion or exchange of other securities issued by the Company prior to the Distribution Date, and (y) may, in any other case, if deemed appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided that no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise be made in lieu of the issuance thereof.

Section 4.             Form of Right Certificates.  (a) The certificates evidencing the Rights (and the forms of assignment, election to purchase and certificates to be printed on the reverse thereof) (the “Right Certificates”) shall be substantially in the form of Exhibit C hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage.  The Right Certificates, whenever distributed, shall be dated as of the Record Date.

(b)          The Right Certificates shall be executed on behalf of the Company by its Chief Executive Officer, its President, its Chief Financial Officer, or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature.  The Right Certificates shall be countersigned, either manually or by facsimile signature, by the Rights Agent and shall not be valid for any purpose unless so countersigned.  In case any officer of the Company whose manual or facsimile signature is affixed to the Right Certificates ceases to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates may, nevertheless, be countersigned by the Rights Agent and issued and delivered with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company.  Any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.

(c)           Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock issuable upon exercise of the Rights made in accordance with the provisions of this Plan.

Section 5.              Registration; Transfer and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.  (a) Following a Distribution Date, the Rights Agent shall keep or cause to be kept, at its principal office or offices designated as the place for surrender of Right Certificates upon exercise, transfer or exchange, books for registration and transfer of the Right Certificates.  Such books shall show with respect to each Right Certificate the name and address of the registered holder thereof, the number of Rights indicated on the certificate and the certificate number.

(b)           At any time after a Distribution Date and prior to the Expiration Date, any Right Certificate or Certificates may, upon the terms and subject to the conditions set forth in this Plan, be transferred or exchanged for another Right Certificate or Certificates evidencing a like number of Rights as the Right Certificate or Certificates surrendered.  Any registered holder desiring to transfer or exchange any Right Certificate or Certificates shall surrender such Right Certificate or Certificates (with, in the case of a transfer, the form of assignment and certificate on the reverse side thereof duly executed) to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose.  Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Certificates until the registered holder of the Rights has complied with the requirements of Section 6(f). Upon satisfaction of the foregoing requirements, the Rights Agent shall, subject to Sections 6(e), 6(f), 8(e), 11 and 20, countersign and deliver to the Person entitled thereto a Right Certificate or Certificates as so requested.  The Company may require payment of a sum sufficient to cover any transfer tax or other governmental charge that may be imposed in connection with any transfer or exchange of any Right Certificate or Certificates.

(c)           Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will issue and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 6.              Exercise of Rights.  (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including Sections 6(e), 6(f) and 8(c)) in whole or in part at any time after a Distribution Date and prior to the Expiration Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment (in lawful money of the United States of America by certified check or bank draft payable in immediately available or next day funds to the order of the Company) of the aggregate Purchase Price with respect to the Rights then to be exercised and an amount equal to any applicable transfer tax or other governmental charge.

(b)           Upon satisfaction of the requirements of Section 6(a) and subject to Section 17(k), the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent therefor) certificates for the total number of one one-millionths of a share of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit the shares of Preferred Stock issuable upon exercise of the Rights with a depositary agent, requisition from the depositary agent depositary receipts representing interests in such number of one one-millionths of a share of Preferred Stock to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent and the Company will direct the depositary agent to comply with such request), (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 11 and (iii) after receipt of such certificates or depositary receipts and cash, if any, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate (with such certificates or receipts registered in such name or names as may be designated by such holder).  If the Company is obligated to deliver Common Stock or other securities or assets pursuant to this Plan, the Company will make all arrangements necessary so that such securities and assets are available for delivery by the Rights Agent, if and when appropriate.

(c)           Each Person (other than the Company) in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any transfer taxes or other governmental charges) was made; provided that if the date of such surrender and payment is a date upon which the transfer books of the Company relating to the Preferred Stock are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company are open.  Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company except as provided herein.

(d)           In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing the number of Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 11.

(e)           Notwithstanding anything in this Plan to the contrary, any Rights Beneficially Owned by (i) an Acquiring Person from and after the date on which the Acquiring Person becomes such or (ii) a transferee of Rights Beneficially Owned by an Acquiring Person who (A) becomes a transferee after the Stock Acquisition Date with respect to such Acquiring Person or (B) becomes a transferee prior to or concurrently with the Stock Acquisition Date with respect to such Acquiring Person and, in either case, receives such Rights (I) with actual knowledge that the transferor is or was an Acquiring Person or (II) pursuant to either (x) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (y) a transfer which the Board determines in good faith is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 6(e), shall become null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under this Plan or otherwise.  The Company shall use all reasonable efforts to insure that the provisions of this Section 6(e) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any transferee of an Acquiring Person hereunder.  The Company shall be entitled to rely on certifications made in the Form of Assignment contained on the reverse side of the Right Certificate, and such reliance shall be deemed conclusive of its use of reasonable efforts as contemplated in this Section 6(e).

(f)            Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer pursuant to Section 5 or exercise pursuant to this Section 6 unless the registered holder of the applicable Rights (i) shall have completed and signed the certificate contained in the form of assignment or election to purchase, as the case may be, set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise, as the case may be, (ii) shall not have indicated an affirmative response to clause 1 or 2 thereof and (iii) shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request.

Section 7.              Cancellation and Destruction of Right Certificates.  All Right Certificates surrendered for exercise, transfer or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by this Plan.  The Company shall deliver to the Rights Agent for cancellation, and the Rights Agent shall cancel, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.  The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 8.               Reservation and Availability of Capital Stock.  (a) The Company covenants and agrees that it will cause to be reserved and kept available a number of authorized but not outstanding shares of Preferred Stock sufficient to permit the exercise in full of all outstanding Rights as provided in this Plan.

(b)           So long as the Preferred Stock or other securities issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all securities reserved for such issuance to be listed on any such exchange upon official notice of issuance upon such exercise.

(c)           The Company shall (i) file, as soon as practicable following the earliest date after a Stock Acquisition Date and determination of the consideration to be delivered by the Company upon exercise of the Rights in accordance with Section 9(a)(ii), or as soon as is required by law following a Distribution Date, as the case may be, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of(A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date.  The Company shall also take such action as may be appropriate to ensure compliance with the securities or blue sky laws of the various states in connection with the exercisability of the Rights.  The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in Section 8(c)(i), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement when the suspension is no longer in effect.  Notwithstanding anything contained in this Plan to the contrary, the Rights shall not be exercisable for securities in any jurisdiction if the requisite qualification in such jurisdiction has not been obtained, such exercise is not permitted under applicable law or a registration statement in respect of such securities has not been declared effective.

(d)           The Company shall take all such action as may be necessary to ensure that all one one-millionths of a share of Preferred Stock or other securities issuable upon exercise of Rights shall, at the time of delivery of the certificates for such securities (subject to payment of the Purchase Price), be duly authorized, validly issued, fully paid and nonassessable.

(e)           The Company shall pay when due and payable any and all federal and state transfer taxes and other governmental charges that may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates for Preferred Stock or other securities upon the exercise of Rights.  The Company shall not, however, be required to pay any transfer tax or other governmental charge that may be payable in respect of any transfer involved in the issuance or delivery of any Right Certificates or any certificates for Preferred Stock or other securities to a Person other than the registered holder of the applicable Right Certificate.  Prior to any such issuance or delivery of any Right Certificates or any certificates for Preferred Stock or other securities, any such transfer tax or other governmental charge shall have been paid by the holder of such Right Certificate or it shall have been established to the Company’s satisfaction that no such tax or other governmental charge is due.

Section 9.              Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.  (a)(i) To preserve the actual or potential economic value of the Rights, if at any time after the date hereof there shall be any change in the Common Stock or the Preferred Stock, whether by reason of stock dividends, stock splits, reverse stock splits, recapitalization, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of cash, assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Stock or Preferred Stock, as the case may be (other than distribution of the Rights or regularly scheduled cash dividends) or otherwise, then, in each such event the Board shall make such appropriate adjustments in the number of shares of Preferred Stock (or the number and kind of other securities) issuable upon exercise of each Right (or in exchange for any Right pursuant to Section 20), the Purchase Price and Redemption Price in effect at such time and/or the number of Rights outstanding at such time (including the number of Rights or fractional Rights associated with each share of Common Stock) such that following such adjustment such event shall not have had the effect of reducing or limiting the benefits the holders of the Rights would have had absent such event.  If an event occurs that requires an adjustment under both this Section 9(a)(i) and Section 9(a)(ii), the adjustment provided for in this Section 9(a)(i) shall be made prior to, and in addition to, any adjustment required pursuant to Section 9(a)(ii).

(ii)           If any Person becomes an Acquiring Person at any time after the public announcement of this Plan, then each holder of a Right shall (except as otherwise provided herein, including Section 6(e)) be entitled to receive upon exercise thereof (in accordance with the provisions of Section 6) at the then current Purchase Price such number of one-millionths of a share of Preferred Stock for which a Right is then exercisable, in accordance with the terms of this Plan, or in lieu of shares of Preferred Stock and in the Company’s discretion (subject to Section 9(a)(iii)), such number of shares of Common Stock equal to the quotient obtained by dividing:

(x)           the product obtained by multiplying the then current Purchase Price by the number of one-millionths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of the event described in Section 9(a)(ii) (such product being the “Purchase Price” for each Right), by

(y)           50% of the current market price per share of Common Stock (determined pursuant to Section 9(b)(i)) on the date of such first occurrence

(iii)           In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights as contemplated in accordance with subparagraph (ii) above, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exercise of the Rights.  In the event the Company shall, after good faith effort, be unable to take such action as may be necessary to authorize such additional shares of Common Stock, the Company shall substitute, for each share of Common Stock that would otherwise be issuable upon exercise of a Right, a number of shares of Preferred Stock or fraction thereof such that the current market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current market price of one share of Common Stock as of the date of issuance of such shares of Preferred Stock or fraction thereof.

(b)(i)           For purposes of computations hereunder other than computations made pursuant to Section 11, the “current market price” per share of Common Stock on any date shall be the average of the daily closing prices per share of such Common Stock at the close of the regular session of trading for the 30 Trading Days immediately prior to such date; and for purposes of computations made pursuant to Section 11, the “current market price” per share of Common Stock for any Trading Day shall be the closing price per share of Common Stock at the close of the regular session of trading for such Trading Day; provided that if the current market price per share of the Common Stock is determined during a period that is in whole or in part following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities exercisable for or convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the ex-dividend date for such dividend or distribution or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current market price” shall be properly adjusted to take into account ex-dividend trading.  The closing price for each day shall be the last sale price, regular way, at the close of the regular session of trading or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system at the close of the regular session of trading with respect to securities listed or admitted to trading on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board (in each case prices which are not identified as having been reported late to such system).  If on any such date, no market maker is making a market in the Common Stock or the Common Stock is not publicly held or not so listed or traded, the “current market value” of such shares on such date shall be as determined in good faith by the Board (or, if at the time of such determination there is an Acquiring Person, by an investment banking firm, appraiser or expert in valuing businesses selected in good faith by the Board) which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii)           For the purpose of any computation hereunder, the “current market price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in Section 9(b)(i) (other than the last sentence thereof).  If the current market price per share of Preferred Stock cannot be determined in such manner, the “current market price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000,000 (as such number may be appropriately adjusted for such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Plan) multiplied by the current market price per share of Common Stock (as determined pursuant to Section 9(b)(i)).  For all purposes of this Plan, the “current market price” of one one-millionth of a share of Preferred Stock shall be equal to the “current market price” of one share of Preferred Stock divided by 1,000,000.

(iii)           For the purpose of any computation hereunder, the value of any securities or assets other than Common Stock or Preferred Stock shall be the fair value as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by an investment banking firm, appraiser or expert in valuing businesses selected in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(c)           Notwithstanding any provision of this Plan to the contrary, no adjustment of any item described in Section 9(a)(i) (e.g., the Purchase Price, the Redemption Price, the number of shares of Preferred Stock issuable upon exercise of the Rights) shall be required unless such adjustment would require an increase or decrease of at least 1% in the relevant item; provided that any adjustments which by reason of this Section 9(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 9 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one ten-billionth of a share of Preferred Stock, as the case may be.

(d)           All Rights originally issued by the Company subsequent to any adjustment made hereunder shall evidence the right to purchase, at the Purchase Price then in effect, the then applicable number of one-millionths of a share of Preferred Stock and other capital stock issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(e)           Irrespective of any adjustment or change in the Purchase Price or the number of one-millionths of a share of Preferred Stock or other securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-millionth of a share and the number of shares which were expressed in the initial Right Certificates issued hereunder.

(f)            In any case in which this Section 9 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one-millionths of a share of Preferred Stock or other capital stock, if any, issuable upon such exercise over and above the number of one-millionths of a share of Preferred Stock or other capital stock, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(g)           Anything in this Section 9 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 9, as and to the extent that it, in its sole discretion, determines to be advisable so that any consolidation or subdivision of the Preferred Stock or Common Stock, issuance wholly for cash of any Preferred Stock or Common Stock at less than the current market price, issuance wholly for cash of any Preferred Stock, Common Stock or securities which by their terms are convertible into or exercisable for Preferred Stock or Common Stock, stock dividends or issuance of rights, options or warrants referred to in this Section 9 hereafter made by the Company to the holders of its Preferred Stock or Common Stock shall not be taxable to such stockholders.

(h)           The Company agrees that after a Distribution Date, it will not, except as permitted by Sections 19, 20 or 23 take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

Section 10.            Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Section 9, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (ii) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such certificate and (iii) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to a Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry shares in respect thereof) in the manner set forth in Section 22.  The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

Section 11.            Fractional Rights and Fractional Shares. (a) The Company is not required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights.  In lieu of any such fractional Rights, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market price of a whole Right.  For purposes of this Section 11(a), the current market price of a whole Right shall be the closing price of a Right at the close of the regular session of trading for the Trading Day immediately prior to the date on which such fractional Rights would otherwise have been issuable.  The closing price of a Right for any day shall be determined in the manner set forth for the Common Stock in Section 9(b)(i).

(b)           The Company is not required to issue fractions of shares of Preferred Stock (other than fractions which are multiples of one one-millionth of a share of Preferred Stock) upon exercise of the Rights or upon exchange of the Rights pursuant to Section 20(a), and the Company is not required to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are multiples of one one-millionth of a share of Preferred Stock).  Fractions of shares of Preferred Stock in integral multiples of one one-millionth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts.  In lieu of any such fractional shares of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market price of one one-millionth of a share of Preferred Stock.  For purposes of this Section 11(b), the current market price of one one-millionth of a share of Preferred Stock shall be one one-millionth of the closing price of a share of Preferred Stock (as determined pursuant to Section 9(b)) for the Trading Day immediately prior to the date of such exercise.

(c)           Upon any exchange pursuant to Section 20(c), the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock.  In lieu of fractional shares of Common Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market price of a share of Common Stock.  For purposes of this Section 11(c), the current market price of a share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 9(b)) for the Trading Day immediately prior to the date of such exercise or exchange.

(d)           Each holder of a Right, by his acceptance of the Right, expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right except as permitted by this Section 11.

Section 12.            Rights of Action.  All rights of action in respect of this Plan, excepting the rights of action given to the Rights Agent under Section 15 hereof, are vested in the respective registered holders of the Right Certificates (and, before the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, before the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, before the Distribution Date, of the Common Stock), on such holder’s own behalf and for such holder’s own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate (or, before the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Plan.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Plan.

Section 13.            Agreement of Right Holders.  Each holder of a Right, by his acceptance of the Right, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)           prior to a Distribution Date, the Rights will be evidenced by and transferable only in connection with the transfer of Common Stock;

(b)           after a Distribution Date, the Rights will be evidenced by Right Certificates and transferable only on the registry books of the Rights Agent pursuant to Section 5;

(c)           subject to Sections 5 and 6, the Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate (or, prior to a Distribution Date, a certificate representing shares of Common Stock or by Book Entry shares with respect to such Common Stock) is registered as the absolute owner of such certificate and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate, the certificate representing shares of Common Stock or by Book Entry shares with respect to such Common Stock made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)           notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use its reasonable best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 14.            Right Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of capital stock which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company (including any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting stockholders (except as provided in Section 21), or to receive dividends or subscription rights, or otherwise) until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 15.            Appointment of Rights Agent.  (a) The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent.  The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.  If the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agents shall be as the Company shall determine.

(b)           The Company shall pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the execution or administration of this Plan and the exercise and performance of its duties hereunder.  The Company also shall indemnify the Rights Agent for, and hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the administration of this Plan or the exercise or performance of its duties hereunder, including the costs and expenses of defending against any claim of liability.

Section 16.            Merger or Consolidation or Change of Name of Rights Agent.  (a) Any corporation into or with which the Rights Agent or any successor Rights Agent may be merged, consolidated or combined, any corporation resulting from any merger, consolidation or combination to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any party hereto; provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 18.  If at the time such successor Rights Agent succeeds to the agency created by this Plan any of the Right Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

(b)           If at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

Section 17.            Duties of the Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the holders of Right Certificates, by their acceptance thereof, and the Company shall be bound:

(a)           The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)           Whenever in the performance of its duties under this Plan the Rights Agent deems it necessary that any fact or matter (including the identity of any “Acquiring Person” and the determination of “current market price”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the by the Chief Executive Officer, its President, its Chief Financial Officer, any Vice President, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken, suffered or omitted in good faith by it under the provisions of this Plan in reliance upon such certificate.

(c)           The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d)           The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)           The Rights Agent shall not be responsible (i) in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof), (ii) for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate, (iii) for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 6(e)) or (iv) any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided herein or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment).  The Rights Agent shall not by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be duly authorized, validly issued, fully paid and nonassessable. The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

(f)           The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer, its President, its Chief Financial Officer, any Vice President, the Secretary or any Assistant Secretary or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer.

(g)           The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(h)           The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or to any holders of Rights resulting from any such act, default, neglect or misconduct; provided that reasonable care was exercised in the selection and continued employment thereof.

(i)             No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(j)            If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the cases may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(k)           The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with the administration of this Plan or the exercise or performance of its duties hereunder in reliance upon any Right Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 18.            Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon 30 days’ notice to the Company and to, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock and Preferred Stock.  In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice.  The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and, after a Distribution Date, to the holders of the Right Certificates. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company fails to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized, in good standing and doing business under the laws of the United States or of any state of the United States, authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in Section 18(a).  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment, the Company shall file notice thereof with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, subsequent to a Distribution Date, mail a notice thereof to the registered holders of the Right Certificates.  Failure to give any notice provided for in this Section 18, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 19.            Redemption.  (a) At any time prior to a Distribution Date, the Board may, at its option, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right, as such amount may be appropriately adjusted pursuant to Section 9(a)(i) (such redemption price being hereinafter referred to as the “Redemption Price”).  The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock, or such other form of consideration as the Board shall determine.

(b)           Immediately upon the action of the Board electing to redeem the Rights (or at such later time as the Board may establish for the effectiveness of such redemption) and without any further action and without any notice, the right to exercise the Rights will terminate and thereafter the only right of the holders of Rights shall be to receive the Redemption Price for each Right so held.  The Company shall promptly thereafter give notice of such redemption to the Rights Agent and the holders of the Rights in the manner set forth in Section 22; provided that the failure to give, or any defect in, such notice shall not affect the validity of such redemption.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 20.            Exchange.  (a) At any time on or after a Stock Acquisition Date, with respect to all or any part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to Section 6(e)), the Board may, at its option, exchange for each Right one share of Common Stock, subject to adjustment pursuant to Section 9(a)(i) (such exchange ratio being hereinafter referred to as the “Exchange Ratio”).  The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.

(b)           Immediately upon the effectiveness of the action of the Board to exchange any Rights pursuant to Section 20(a) (or at such later time as the Board may establish) and without any further action and without any notice, the right to exercise such Rights will terminate and thereafter the only right of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly thereafter give notice of such exchange to the Rights Agent and the holders of the Rights to be exchanged in the manner set forth in Section 22; provided that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of Rights for shares of Common Stock will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to Section 6(e)) held by each holder of Rights.

(c)           In lieu of exchanging all or any part of the then outstanding and exercisable Rights for shares of Common Stock in accordance with Section 20(a), the Board may, at its option, substitute, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof such that the current market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current market price of one share of Common Stock as of the date of issuance of such shares of Preferred Stock or fraction thereof.

(d)           Prior to effecting an exchange pursuant to this Section 20, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”).  If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the fractional shares of Preferred Stock, or shares of Common Stock or other securities, if any, issuable pursuant to the exchange, and all Persons entitled to receive shares or other securities pursuant to the exchange shall be entitled to receive such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

Section 21.            Notice of Proposed Actions and Certain Other Matters.  (a) If the Company proposes, at any time after a Distribution Date, (i) to pay any dividend payable in stock of any class or to make any other distribution (other than a regularly scheduled cash dividend out of earnings or retained earnings of the Company) to the holders of Preferred Stock, (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding shares of Preferred Stock), (iv) to effect, or permit any of its Subsidiaries to effect, any consolidation, merger or combination with any other unaffiliated Person, or to effect any sale or other transfer, in one transaction or a series of related transactions, of assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries, taken as a whole, (v) to effect the liquidation, dissolution or winding-up of the Company or (vi) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Right, a notice of such proposed action specifying the record date for the purposes of any such dividend, distribution or offering of rights or warrants, or the date on which any such reclassification, consolidation, merger, combination, sale, transfer, liquidation, dissolution or winding-up is to take place and the date of participation therein by the holders of Preferred Stock or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by Section 21(a)(i) or 21(a)(ii) above at least 20 days prior to the record date for determining holders of the Preferred Stock entitled to participate in such dividend, distribution or offering, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Preferred Stock, whichever shall be earlier.  The failure to give notice required by this Section or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b)(i)  The Company shall as soon as practicable after a Stock Acquisition Date give to each holder of a Right, in accordance with Section 22, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 9(a)(ii), and (ii) all references in Section 21 to Preferred Stock shall be deemed thereafter to refer to Common Stock or other capital stock, as the case may be.

Section 22.            Notices.  Except as set forth below, all notices, requests and other communications to any party hereunder and to the holder of any Right shall be in writing unless otherwise expressly specified herein. Notices or demands authorized by this Plan to be given or made to or on the Company or (subject to Section 18) the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or registered or certified mail (postage prepaid) to the addresses set forth below (or such other address as such party specifies in writing to the other party):

if to the Company, to:

Triad Guaranty Inc.
101 South Stratford Road
Winston-Salem, NC 27104
Attention: General Counsel
Telephone: (336) 723-1282
Facsimile: (336) 331-1519

if to the Rights Agent, to:

Computershare Trust Company, N.A.
350 Indiana Street
Denver, CO 80401
Attention:  Client Services

Except as otherwise expressly set forth in this Plan, notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or if before a Distribution Date, to each holder of any certificate representing shares of Common Stock or any Book Entry shares in respect thereof) is sufficiently given or made if sent by first class mail (postage prepaid) to each record holder of such Certificate at the address of such holder shown on the registry books of the Company.  Notwithstanding anything in this Plan to the contrary, prior to a Distribution Date a public filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given to such holders.

Section 23.            Supplements and Amendments.  At any time on or prior to a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of Rights. At any time after the occurrence of a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Plan without the approval of any holders of Rights; provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person), (b) cause this Plan again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable.  Upon the delivery of a certificate from the Chief Executive Officer, its President, its Chief Financial Officer, any Vice President, the Secretary or any Assistant Secretary of the Company stating that the proposed supplement or amendment is in compliance with the terms of this Plan, the Rights Agent shall execute such supplement or amendment; provided that the Rights Agent may, but shall not be required to, execute any supplement or amendment that adversely affects its rights, duties or obligations under this Agreement.

Section 24.            Successors.  All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 25.            Determinations and Actions by the Board, etc.  The Board shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination to redeem or exchange or not to redeem or exchange the Rights or to amend the Plan).  All such actions, calculations, interpretations and determinations which are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties.

Section 26.            Benefits of This Plan.  Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to a Distribution Date, the registered holders of the certificates representing the shares of Common Stock or Book Entry shares with respect to such Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to a Distribution Date, the registered holders of the certificates representing the shares of Common Stock).

Section 27.            Severability.  If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 28.            Governing Law.  This Plan, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 29.            Counterparts.  This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.  A signature to this Plan transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

Section 30.            Force Majeure.  Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed by their respective authorized officers as of the day and year first above written.

TRIAD GUARANTY INC.

By:	/s/ Kenneth W. Jones
Kenneth W. Jones
President and Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Kellie Gwinn
Kellie Gwinn
Vice President

EXHIBIT A

FORM OF
CERTIFICATE OF DESIGNATIONS
OF
SERIES A PARTICIPATING PREFERRED STOCK
OF TRIAD GUARANTY INC.

Triad Guaranty Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware thereof, does hereby certify:

The board of directors of the Corporation (the “Board of Directors”) or a duly authorized committee of the Board of Directors, in accordance with the certificate of incorporation and bylaws of the Corporation and applicable law, adopted the following resolution on September 13, 2010, creating a series of preferred stock of the Corporation from its existing preferred stock authority designated as “Series A Participating Preferred Stock”.

RESOLVED, that pursuant to the provisions of the Certificate of Incorporation and Bylaws of the Corporation and applicable law, a series of preferred stock, par value $0.01 per share, of the Corporation, created from the existing preferred stock authority of the Board of Directors, be and hereby is created, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

Section 1.  Designation and Number of Shares. The shares of such series shall be designated as “Series A Participating Preferred Stock” (the “Series A Preferred Stock”), and the number of shares constituting such series shall be 1,000.  Such number of shares of the Series A Preferred Stock may be increased or decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares issuable upon exercise or conversion of outstanding rights, options or other securities issued by the Corporation.

Section 2.  Dividends and Distributions. (a) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, regular dividends payable on such dates each year as designated by the Board of Directors (each such date being referred to herein as a “Regular Dividend Payment Date”), commencing on the first Regular Dividend Payment Date after the first issuance of any share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the Multiplier Number times the aggregate per share amount of all cash dividends or other distributions and the Multiplier Number times the aggregate per share amount of all non-cash dividends or other distributions (other than (i) a dividend payable in shares of Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”) or (ii) a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)), declared on the Common Stock since the immediately preceding Regular Dividend Payment Date, or, with respect to the first Regular Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. As used herein, the “Multiplier Number” shall be 1,000,000; provided that if, at any time after September 13, 2010, there shall be any change in the Common Stock, whether by reason of stock dividends, stock splits, reverse stock splits, recapitalization, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin- offs, liquidations or other similar changes in capitalization, or any distribution or issuance of shares of its capital stock in a merger, share exchange, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Board of Directors shall adjust the Multiplier Number to the extent appropriate such that following such adjustment each share of Series A Preferred Stock shall be in the same economic position as prior to such event.

(b)    The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in Section 2(a) immediately after it declares a dividend or distribution on the Common Stock (other than as described in Sections 2(a)(i) and 2(a)(ii)).

(c)    Dividends, to the extent payable as provided in Sections 2(a) and (b), shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Regular Dividend Payment Date immediately preceding the date of issuance of such shares of Series A Preferred Stock, unless the date of issuance of such shares is on or before the record date for the first Regular Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from the date of issue of such shares, or unless the date of issue is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and on or before such Regular Dividend Payment Date, in which case dividends shall begin to accrue and be cumulative from such Regular Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest. Dividends paid on shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall not be more than 60 days prior to the date fixed for the payment thereof.

Section 3.  Voting Rights. In addition to any other voting rights required by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:

(a)       Each share of Series A Preferred Stock shall entitle the holder thereof to a number of votes equal to the Multiplier Number on all matters submitted to a vote of stockholders of the Corporation.

(b)      Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as a single class on all matters submitted to a vote of stockholders of the Corporation.

(c)      The certificate of incorporation of the Corporation shall not be amended in any manner (whether by merger or otherwise) so as to adversely affect the powers, preferences or special rights of the Series A Preferred Stock without the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class.

(d)      Except as otherwise expressly provided herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.  Certain Restrictions. (a) Whenever dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on outstanding shares of Series A Preferred Stock shall have been paid in full, the Corporation shall not:

(i)       declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock;

(ii)       declare or pay dividends on, or make any other distributions on, any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such other parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)      redeem, purchase or otherwise acquire for value any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding-up) to the Series A Preferred Stock; or

(iv)      redeem, purchase or otherwise acquire for value any shares of Series A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Preferred Stock and all such other parity stock upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)      The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for value any shares of stock of the Corporation unless the Corporation could, under paragraph 4(a), purchase or otherwise acquire such shares at such time and in such manner.

Section 5.  Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof.  All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock without designation as to series and may be reissued as part of a new series of Preferred Stock to be created by the Board of Directors as permitted by the certificate of incorporation of the Corporation or as otherwise permitted under Delaware law.

Section 6.  Liquidation, Dissolution and Winding-up. Upon any liquidation, dissolution or winding-up of the Corporation, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share equal to (x) the Multiplier Number times (y) the aggregate amount to be distributed per share to holders of Common Stock, or (b) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such other parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding-up.

Section 7.  Consolidation, Merger, etc.  If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged for or changed into an amount per share equal to (x) the Multiplier Number times (y) the aggregate amount of stock, securities, cash or any other property, as the case may be, into which or for which each share of Common Stock is changed or exchanged.

Section 8.  No Redemption.  The Series A Preferred Stock shall not be redeemable.

Section 9.  Rank.  The Series A Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution and winding-up, unless the terms of such series shall specifically provide otherwise, and shall rank senior to the Common Stock as to such matters.

Section 10. Fractional Shares.  Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 13th day of September, 2010.

TRIAD GUARANTY INC.

By:
Kenneth W. Jones
President and Chief Executive Officer

EXHIBIT B

AS SET FORTH IN THE PLAN, RIGHTS ISSUED OR TRANSFERRED TO, OR BENEFICIALLY OWNED BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE PLAN), WHETHER CURRENTLY BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID TO THE EXTENT PROVIDED IN THE PLAN, INCLUDING WITHOUT LIMITATION SECTION 6(E) THEREOF.

SUMMARY OF TERMS

TRIAD GUARANTY INC.

TAX BENEFITS PRESERVATION PLAN

Purpose
The purpose of the Tax Benefits Preservation Plan (“Plan”) described in this summary of terms is to help preserve the value of the potential deferred tax assets (“Tax Benefits”) of Triad Guaranty Inc. (the “Company”) and its subsidiaries for U.S. federal income tax purposes.

Form of Security
The Board of Directors has declared a dividend of one preferred stock purchase right for each outstanding share of the Company’s Common Stock, payable to holders of record as of the close of business on September 27, 2010 (each a “Right” and collectively, the “Rights”).

Exercise	Prior to a Distribution Date,1 the Rights are not exercisable.

After a Distribution Date, each Right is exercisable to purchase, for $1.00 (the “Purchase Price”), one one-millionth of a share of Series A Participating Preferred Stock, $0.01 par value per share, of the Company (“Preferred Stock”).

1 Distribution Date means the earlier of:
•	the 10th business day after public announcement that any person or group has become an Acquiring Person; and
•
the 10th business day after the date of the commencement of a tender or exchange offer by any person which would or could, if consummated, result in such person becoming an Acquiring Person, subject to extension by the Board of Directors of the Company.

Flip-In
If any person or group (an “Acquiring Person”) becomes a “5% shareholder” (subject to certain exceptions described in the Plan), then on a Distribution Date, each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase in the Company’s discretion, for the Purchase Price, a number of shares of Common Stock of the Company equal to the quotient of (x) two times the Purchase Price divided by (y) the then current market price of the Company’s Common Stock; provided that (i) none of the Company and certain affiliates of the Company shall be an Acquiring Person, (ii) none of certain existing “5% shareholders” (including certain persons who are “5% shareholders” following specified exchange offers with the Company) shall be an Acquiring Person unless and until any such “5% shareholder” increases its percentage stock ownership in the Company by more than one-tenth of one percentage point, (iii) none of certain other “grandfathered persons” (as described in the Plan) shall be an Acquiring Person so long as any such “grandfathered person” satisfies the applicable requirements set forth in the Plan, (iv) no person or group who or which the Board determines, in its sole discretion, has inadvertently become a “5% shareholder” (or inadvertently failed to continue to qualify as a “grandfathered person”) shall be an Acquiring Person so long as such Person promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient securities of the Company so that such person’s (or such group’s) percentage stock ownership in the Company is less than 5 percent (or, in the case of any person or group that has inadvertently failed to qualify as a “grandfathered person,” the securities of the Company that caused such person or group to fail to qualify as a “grandfathered person”), (v) no person or group that has become a “5% shareholder” shall be an Acquiring Person if the Board in good faith determines that such person’s or group’s attainment of “5% shareholder” status has not jeopardized or endangered the Company’s utilization of the Tax Benefits or is otherwise in the best interests of the Company; provided that such a person or group shall be an “Acquiring Person” if the Board at any time makes a contrary determination in good faith, and (vi) an acquisition by a person or group of at least a majority of the Company’s Common Stock made by that person or group as part of a “qualified offer” (as defined in the Plan) shall not result in any person or group becoming an Acquiring Person.

Exchange
At any time after any person has become an Acquiring Person (but before any person becomes the beneficial owner of 50% or more of the Company’s Common Stock), the Board may elect to exchange all or part of the Rights (other than the Rights beneficially owned by the Acquiring Person and certain affiliated persons) for one share of Common Stock (or, at the option of the Board, fractional shares of Preferred Stock with an aggregate current market price that equals the current market price of one share of Common Stock) per Right, subject to adjustment.

Redemption	The Board of Directors may, at its option, redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.0001 per Right at any time prior to a Distribution Date.

Expiration
The Rights will expire on the earliest of (i) May 31, 2014, (ii) the time at which all Rights are redeemed or exchanged, (iii) the first day of a taxable year of the Company as to which the Board of Directors determines that no Tax Benefits may be carried forward, (iv) a date prior to a Stock Acquisition Date on which the Board of Directors determines that the Rights and the Plan are no longer necessary for the preservation or existence of the Tax Benefits or are no longer in the best interests of the Company and its stockholders, (v) the failure of the stockholders to approve the Plan at the 2011 annual meeting of the Company’s stockholders, and (vi) the repeal or amendment of Section 382 or any successor statute, if the Board of Directors determines that the Plan is no longer necessary for the preservation of Tax Benefits.

Amendments
At any time on or prior to a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of the Plan without the approval of any holders of Rights.

After a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend the Plan without the approval of any holders of Rights; provided however, that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person), (b) cause the Plan again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable.

Stockholder Rights	Rights holders, in their capacity as such, have no rights as a stockholder of the Company, including the right to vote and to receive dividends.

Antidilution	The Plan includes antidilution provisions designed to prevent efforts to
Provisions	diminish the efficacy of the Rights.

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A.  A copy of the Plan is available free of charge from the Company.  This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, as amended from time to time, the complete terms of which are hereby incorporated by reference.

EXHIBIT C
[FORM OF RIGHT CERTIFICATE]
No. R -[Number of] Rights

NOT EXERCISABLE AFTER THE EARLIER OF MAY 31, 2014 AND THE DATE ON WHICH THE RIGHTS EVIDENCED HEREBY ARE REDEEMED OR EXCHANGED BY THE COMPANY AS SET FORTH IN THE RIGHTS PLAN.  AS SET FORTH IN THE PLAN, RIGHTS ISSUED OR TRANSFERRED TO, OR BENEFICIALLY OWNED BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE PLAN), WHETHER CURRENTLY BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID TO THE EXTENT PROVIDED IN THE PLAN, INCLUDING WITHOUT LIMITATION SECTION 6(E) THEREOF.

RIGHT
CERTIFICATE
TRIAD GUARANTY INC.

This Right Certificate certifies that ____________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the holder (upon the terms and subject to the conditions set forth in the Tax Benefits Preservation Plan dated as of September 13, 2010 (the “Plan”) between Triad Guaranty Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (the “Rights Agent”)) to purchase from the Company, at any time after a Distribution Date and prior to the Expiration Date, one-millionth of a fully paid, nonassessable share of Series A Participating Preferred Stock (the “Preferred Stock”) of the Company at a purchase price of $1.00 per one one- millionth of a share (the “Purchase Price”), payable in lawful money of the United States of America, upon surrender of this Right Certificate, with the form of election to purchase and related certificate duly executed, and payment of the Purchase Price at an office of the Rights Agent designated for such purpose.

Terms used herein and not otherwise defined herein shall have the meanings given to them in the Plan.

The number of Rights evidenced by this Right Certificate (and the number and kind of shares issuable upon exercise of each Right) and the Purchase Price set forth above are as of September 13, 2010, and may have been or in the future be adjusted as a result of the occurrence of certain events, as more fully provided in the Plan.

If the Rights evidenced by this Right Certificate are Beneficially Owned by an Acquiring Person after an Acquiring Person has become such, such Rights shall become null and void without any further action, and no holder hereof shall have any rights whatsoever with respect to such Rights.  If the Rights evidenced by this Right Certificate are beneficially owned by (a) a transferee of Rights Beneficially Owned by such Acquiring Person who (i) becomes a transferee after a Stock Acquisition Date or (ii) becomes a transferee prior to or concurrently with a Stock Acquisition Date and, in either case, receives such Rights (A) with actual knowledge that the transferor is or was an Acquiring Person or (B) pursuant to either (I) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of these transfer restrictions, such Rights shall become null and void without any further action, and no holder hereof shall have any rights whatsoever with respect to such Rights.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Plan.

At any time after a Distribution Date and prior to the Expiration Date, any Right Certificate or Certificates may, upon the terms and subject to the conditions set forth in the Plan, be transferred or exchanged for another Right Certificate or Certificates evidencing a like number of Rights as the Right Certificate or Certificates surrendered.  Any registered holder desiring to transfer or exchange any Right Certificate or Certificates shall surrender such Right Certificate or Certificates (with, in the case of a transfer, the form of assignment and certificate on the reverse side hereof duly executed) to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose.

Subject to the provisions of the Plan, the Board of Directors of the Company may, at its option,

(a)    at any time on or prior to a Distribution Date redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right, as may be adjusted pursuant to the Plan; or

(b)    at any time after a Distribution Date exchange all or part of the then outstanding Rights (which shall not include Rights that have become void pursuant to Section 6(e)) for shares of Common Stock at an exchange ratio of one share of Common Stock (or, at the option of the Board, a number of shares of Preferred Stock or fraction thereof with an aggregate current market price that equals the current market price of one share of Common Stock) per Right, as may be adjusted pursuant to the Plan. If the Rights shall be exchanged in part, the holder of this Right Certificate shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exchanged.

The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are multiples of one one-millionth of a share of Preferred Stock) upon the exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are multiples of one one-millionth of a share of Preferred Stock which may, at the election of the Company, be evidenced by depositary receipts).  In lieu of any such fractional shares of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised an amount in cash equal to the same fraction of the current market price of one one-millionth of a share of Preferred Stock.  If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exercised.

No holder of this Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of capital stock which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company (including any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), to receive dividends or subscription rights, or otherwise) until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal by its authorized officers.

Dated as of ____________, 20___

TRIAD GUARANTY INC.

By:
Name:
Title:
[SEAL]

Attest:

By:
Name:
Title: Secretary

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A.,
as Rights Agent

By:
Name:
Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed if the registered holder desires to transfer the Right Certificate.)
FOR VALUE RECEIVED ______________________________________________ hereby sells, assigns and transfers unto______________________________________________
(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of the within named Company, with full power of substitution.

Dated:_______________,20___

Signature
Medallion Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)    the Rights evidenced by this Right Certificate:

____ are Beneficially Owned by an Acquiring Person; or

____ are not Beneficially Owned by an Acquiring Person;

AND

____ are being assigned by or on behalf of a Person who is or was an Acquiring Person (as such terms are defined in the Plan); or

____ are not being assigned by or on behalf of a Person who is or was an Acquiring Person (as such terms are defined in the Plan);

AND

(2)    after due inquiry and to the best knowledge of the undersigned,

____ it did acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person; or

____ it did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person.

Dated:_______________,20___

Signature

The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if the registered holder desires to exercise Rights represented by the Right Certificate.)

To: Triad Guaranty Inc.

The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Right Certificate to purchase shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number_______________________________________________

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number_______________________________________________

(Please print name and address)

Dated:_______________,20___

Signature
Medallion Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)           the Rights evidenced by this Right Certificate:

____ are Beneficially Owned by an Acquiring Person; or

____ are not Beneficially Owned by an Acquiring Person;

AND

____ are being assigned by or on behalf of a Person who is or was an Acquiring Person (as such terms are defined in the Plan);

____ are not being assigned by or on behalf of a Person who is or was an Acquiring Person (as such terms are defined in the Plan);

AND

(2)           after due inquiry and to the best knowledge of the undersigned,

____ it did acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person; or

____ it did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person.

Dated:_______________,20___

Signature

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

C123456789
IMPORTANT ANNUAL MEETING INFORMATION		000004
	ENDORSEMENT_LINE_____________ SACKPACK______________		000000000.000000 ext	000000000.000000 ext
			000000000.000000 ext	000000000.000000 ext
			000000000.000000 ext	000000000.000000 ext
MR A SAMPLE			Electronic Voting Instructions
DESIGNATION (IF ANY)
ADD 1			You can vote by Internet or telephone!
ADD 2			Available 24 hours a day, 7 days a week!
ADD 3
ADD 4			Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
ADD 5
ADD 6
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Daylight Time, on May 18, 2011.

Vote by Internet
● Log on to the Internet and go to www.investorvote.com/tgic
● Follow the steps outlined on the secured website.
Vote by telephone
● Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒		● Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card	1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR the listed nominees in Proposal 1 and FOR Proposals 2, 3 and 4.

1.	To elect the five (5) directors named herein to serve until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal.	01 - H. Lee Durham, Jr. 04 - William T. Ratliff, III	02 - Deane W. Hall 05 - David W. Whitehurst	03 - Kenneth W. Jones	+

☐	Mark here to vote FOR all nominees.*
*For all listed nominees or a substitute therefor if any nominee is unable or, for good cause, refuses to serve.

☐	Mark here to WITHHOLD vote from all nominees.
		01	02	03	04	05
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. Your shares will be voted for the remaining nominees.	☐	☐	☐	☐	☐

2.
To amend our certificate of incorporation to establish restrictions on the transfer of our common stock to avoid an “ownership change” under Section 382 of the Internal Revenue Code of 1986, as amended, and thereby help preserve certain tax benefits.
		For	Against	Abstain
		☐	☐	☐	This proxy is solicited on behalf of the Board of Directors.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” the listed nominees in Proposal 1 and “FOR” Proposals 2, 3 and 4. This proxy is revocable at any time before it is voted.

3.	To approve the Triad Guaranty Inc. Tax Benefits Preservation Plan, as adopted by the Board of Directors on September 13, 2010.	☐	☐	☐	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+
1 U P X	1 0 9 1 8 9 1

01B5DC

Important Notice Regarding the Availability of Proxy Materials for the Stockholder
Meeting to be Held on May 19, 2011:

The notice of 2011 annual meeting of stockholders, proxy statement, form of proxy and our
2010 annual report are available at:

http://phx.corporate-ir.net/phoenix.zhtml?c=106599&p=irol-proxy

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Triad Guaranty Inc.	+

101 South Stratford Road
Winston-Salem, North Carolina 27104

Proxy Solicited on Behalf of the Board of Directors for Annual Meeting – May 19, 2011

Dear Stockholder,

Your vote is important to us, and we encourage you to exercise your right to vote your shares of common stock. On behalf of the Board of Directors, we urge you to sign, date and return the proxy card in the enclosed postage-paid envelope as soon as possible. Alternatively, you may vote by Internet or telephone using the instructions on the reverse side.

We appreciate your confidence in us and your cooperation with this solicitation.

Sincerely,

Triad Guaranty Inc.

The holder(s) signing on the reverse side hereby appoint(s) William T. Ratliff, III and David W. Whitehurst, or either of them, as attorneys in fact and proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side, all the shares of common stock of Triad Guaranty Inc. held of record by such holder(s) on March 31, 2011, at the Annual Meeting of Stockholders to be held at the principal executive offices of Triad Guaranty Inc., 101 South Stratford Road, Winston-Salem, North Carolina on Thursday, May 19, 2011 at 10:00 a.m., Eastern Daylight Time, or any adjournment or postponement thereof. The undersigned hereby ratifies and confirms all that said attorneys in fact and proxies, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the Notice of Annual Meeting of Stockholders, the accompanying proxy statement and the 2010 Annual Report to Stockholders on Form 10-K.

Non-Voting Items
Change of Address — Please print new address below.